UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-06444

Legg Mason Partners Equity Trust

(Exact name of registrant as specified in charter)

620 Eighth Avenue, 49th Floor, New York, NY 10018

(Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.

Legg Mason & Co., LLC

100 First Stamford Place

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-877-721-1926

Date of fiscal year end: April 30

Date of reporting period: April 30, 2013

ITEM 1.	REPORT TO STOCKHOLDERS.

The Annual Report to Stockholders is filed herewith.

April 30, 2013

Investment Commentary and

Annual

Repor t

Legg Mason

Capital Management

All Cap Fund

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

II	Legg Mason Capital Management All Cap Fund

Fund objective

The Fund seeks long-term capital growth.

Investment commentary

Market Commentary

The start of 2013 echoed the beginning of 2012 as stocks again posted double-digit returns. This pushed the S&P 500 Indexi and Dow Jones Industrials Average (“DJIA”)ii to all-time highs despite concerns of low growth, the European debt crisis and tightening government budgets. Just as calendars flipped the page to January 2013, Congress passed a bill to avoid the “Fiscal Cliff.” Included were a slew of new tax amendments, including a boost to capital gains taxes, estate taxes and dividend taxes on the wealthy. Meanwhile, a provision in the bill delayed the across-the-board spending cuts by two months, a sequestration that would last through the majority of the quarter. As the year progressed, companies posted strong earnings and economic indicators pointed to the continuing recovery. For the first quarter of 2013, 65% of S&P 500 Index companies beat consensus earnings estimates, while 25% missed and 10% met expectations. Information technology, consumer discretionary and consumer staples boasted the highest beat rates, while telecommunication services, materials and utilities missed more often. The economy added 219K jobs in December, followed by increases of 148K in January, 332K in February, 138K in March and 165K in April, which collectively drove the unemployment rate down to a four-year low of 7.5%.

In response to the low-rate environment and broad recovery, Mergers and Acquisitions (“M&A”) activity picked up in the beginning of 2013. Berkshire Hathaway joined a partnership to purchase Heinz for $23 billion, Dell announced an agreement to go private in a $24.4 billion leveraged buyout led by founder Michael Dell and General Electric sold NBCUniversal to Comcast for $16.7 billion. Near the end of March, investors were reminded of European debt issues as Cyprus required a €10 billion bailout. Markets sold off slightly on the announcement that the bailout would be partially funded by haircutting Cypriot savings accounts.

Despite a flare up in the European debt crisis and the U.S. government failing to avoid sequestration, stocks returned double digits in the first quarter of 2013 on the heels of improving employment and housing figures. Specifically, the DJIA jumped +11.9%, the S&P 500 Index traded up +10.6% and the technology-heavy NASDAQ Composite Indexiii rose +8.5%. Every S&P 500 Index sector rose during the first quarter of 2013.

The Investment Commentary is not a part of the Annual Report.

Legg Mason Capital Management All Cap Fund	III

Market Outlook

We believe that investors’ backward-looking risk preferences are dictating their forward-looking investment programs. So far, the trauma of 2008 has overwhelmed the returns of 2009, 2010, 2011, 2012 and 2013 in their consciousness. Every investor who went to cash sometime in 2008 or 2009 and has never come back has missed one of the best multi-year periods in the market since the heyday of the late ‘90s. Through March 31, the investor who invested money in U.S. equities on December 31, 2008 has seen the market appreciate more than 90% over that period, a near doubling in less than five years.

In our view, investors in aggregate seem to have set their risk profile too low. We reach this conclusion because of the low embedded expectations for equities especially relative to what investors can realize in apparently less risky bond alternatives. With the S&P 500 Index at only 14x bottom up earnings estimates for 2013 and even less on 2014 estimates, and despite the multi-year stock rally, the market appears to be discounting little or no future earnings growth. With fixed income alternatives delivering lower and lower yields, it is hard to conclude from any thorough analysis that equities are unattractive without some very negative and historically rare events unfolding.

Sincerely,

Jay Leopold, CFA

May 17, 2013

RISKS: Equity securities are subject to price fluctuation and possible loss of principal. The Fund may invest in small and mid-cap companies that may involve a higher degree of risk and volatility than investments in large-cap companies. International investments are subject to special risks, including currency fluctuation, as well as social, economic and political uncertainties, which could increase volatility. The Fund may use derivatives, such as options and futures, which can be illiquid, may disproportionately increase losses, and have a potentially large impact on Fund performance. The Fund is non-diversified, which means that the Fund is permitted to invest a greater proportion of its assets in the securities of a smaller number of issuers. To the extent the Fund concentrates its assets in fewer issuers; the Fund will be more susceptible to negative events affecting those issuers. Please see the Fund’s prospectus for a more complete discussion of these and other risks, and the Fund’s investment strategies.

Any discussion of individual securities is intended to inform shareholders as to the basis (in whole or in part) for previously made decisions by a portfolio manager to buy, sell or hold a security in a portfolio. References to specific securities are not intended, and should not be relied upon, as the basis for anyone to buy, sell or hold any security. Investors seeking financial advice regarding the appropriateness of investing in any securities or investment strategies should consult their financial professional.

Portfolio holdings and breakdowns are as of April 30, 2013 and are subject to change and may not be representative of the portfolio managers’ current or future investments. The Fund’s top ten holdings (as a percentage of net assets) as of this date were: EMC Corp. (2.9%), Time Warner Inc. (2.8%), CVS Caremark Corp. (2.7%), Merck & Co. Inc. (2.5%), Viacom Inc., Class B Shares (2.5%), UnitedHealth Group Inc. (2.4%), PepsiCo Inc. (2.3%), TD Ameritrade Holding Corp. (2.2%), Dollar General Corp. (2.1%) and 3M Co. (2.1%). Please refer to pages 11 through 15 for a list and percentage breakdown of the Fund’s holdings.

The mention of sector breakdowns is for informational purposes only and should not be construed as a recommendation to purchase or sell any securities. The information provided regarding such sectors is not a sufficient basis upon which to make an investment decision. Investors seeking financial

The Investment Commentary is not a part of the Annual Report.

IV	Legg Mason Capital Management All Cap Fund

Investment commentary (cont’d)

advice regarding the appropriateness of investing in any securities or investment strategies discussed should consult their financial professional. The Fund’s top five sector holdings (as a percentage of net assets) as of April 30, 2013 were: Information Technology (18.6%), Financials (14.9%), Industrials (14.0%), Health Care (12.9%) and Consumer Discretionary (11.3%). The Fund’s portfolio composition is subject to change at any time.

The views expressed in this commentary reflect those solely of the portfolio manager as of the date of this commentary and may differ from those of Legg Mason, Inc. as a whole or the other portfolio managers of its affiliates. Any such views are subject to change at any time based on market or other conditions. These views are not intended to be a forecast of future events, a guarantee of future results or investment advice. The information contained herein has been prepared from sources believed to be reliable, but cannot be guaranteed. Forecasts and predictions are inherently limited and should not be relied upon as an indication of actual or future performance.

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results. All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

[i]	The S&P 500 Index is an unmanaged index of 500 stocks and is generally representative of the performance of larger companies in the U.S.

ii

The Dow Jones Industrial Average (“DJIA”) is a widely followed measurement of the stock market. The average is comprised of thirty stocks that represent leading companies in major industries. These stocks, widely held by both individual and institutional investors, are considered to be all blue-chip companies.

iii	The NASDAQ Composite Index is a market-value weighted index, which measures all securities listed on the NASDAQ stock market.

The Investment Commentary is not a part of the Annual Report.

April 30, 2013

Annual

Repor t

Legg Mason

Capital Management

All Cap Fund

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Legg Mason Capital Management All Cap Fund 2013 Annual Report	1

Letter from the president

Dear Shareholder,

We are pleased to provide the annual report of Legg Mason Capital Management All Cap Fund for the twelve-month reporting period ended April 30, 2013. Please read on for a detailed look at prevailing economic and market conditions during the Fund’s reporting period and to learn how those conditions have affected Fund performance.

I am pleased to introduce myself as the new President and Chief Executive Officer of the Fund, succeeding R. Jay Gerken, as he embarks upon his retirement. Jay has most recently served as Chairman of the Board, President and Chief Executive Officer of the Fund and other funds in the Legg Mason complex. On behalf of all our shareholders and the Fund’s Board of Trustees, I would like to thank Jay for his vision and guidance, and wish him all the best.

I am honored to have been appointed to my new role with the Fund. During my 23 year career in the financial industry, I have seen it evolve and expand. Despite these changes, keeping an unwavering focus on our shareholders and their needs remains paramount. This was a consistent focus of Jay’s, and I look forward to following his lead in the years to come.

The Board of Trustees, on behalf of the Fund, has approved a reorganization pursuant to which the Fund’s assets would be acquired, and its liabilities would be assumed by ClearBridge Large Cap Value Fund (the “Acquiring Fund”), in exchange for shares of the Acquiring Fund. The Fund would then be terminated, and shares of the Acquiring Fund would be distributed to Fund shareholders.

Under the reorganization, Fund shareholders would receive shares of the Acquiring Fund with the same aggregate net asset value as their shares of the Fund. It is anticipated that no gain or loss for federal income tax purposes would be recognized by Fund shareholders as a result of the reorganization.

The reorganization is subject to the satisfaction of certain conditions, including approval by Fund shareholders. Proxy materials describing the reorganization were mailed in April 2013. If the reorganization is approved by Fund shareholders, it is expected to occur on or about close of business July 19, 2013 or on such later date as the parties may agree (the “Closing Date”). Prior to the reorganization, shareholders can continue to purchase, redeem and exchange shares subject to the limitations described in the Fund’s prospectus. Only shareholders who held shares of the Fund on April 5, 2013 will have the opportunity to vote with respect to the reorganization. Additionally, effective March 28, 2013, Haiyan (“Donald”) Li, CFA, was appointed as a portfolio manager of the Fund. Jay Leopold, CFA continues to serve as a portfolio manager of the Fund. For more information regarding these changes, please see the Fund’s prospectus.

As always, we remain committed to providing you with excellent service and a full spectrum of investment choices. We also remain committed to supplementing the support you receive from your financial advisor. One way we accomplish this is through our

2	Legg Mason Capital Management All Cap Fund 2013 Annual Report

Letter from the president (cont’d)

website, www.leggmason.com/individualinvestors. Here you can gain immediate access to market and investment information, including:

•	Fund prices and performance,

•	Market insights and commentaries from our portfolio managers, and

•	A host of educational resources.

We look forward to helping you meet your financial goals.

Sincerely,

Kenneth D. Fuller

President and Chief Executive Officer

June 3, 2013

Legg Mason Capital Management All Cap Fund 2013 Annual Report	3

Fund overview

Q. What is the Fund’s investment strategy?

A. The Fund’s investment objective is long-term capital growth. It seeks to achieve this objective by investing primarily in equity securities of any size that, in our opinion, offer the potential for capital growth. The strategy is not constrained by investment style or market capitalization. The Fund’s flexible, valuation-driven mandate allows us to invest in the areas of the market where we believe the most attractive risk-adjusted returns may be realized. The strategy adheres to a research-intensive investment process that focuses on assessing the expected value of companies and buying stocks at levels we perceive to be significant discounts to our assessment of their worth.

Q. What were the overall market conditions during the Fund’s reporting period?

A. In the second quarter of 2012, stocks cooled their torrid pace set during the previous three months as non-farm payrolls missed consensus estimates by wide margins and reports out of China pointed to slowing economic growth out of the world’s second largest economy. Additionally, reports postulating Greece’s exit from the euro currency swirled during the second quarter, but the Greek population ultimately decided to elect the pro-bailout and pro-euro New Democracy party. As conditions deteriorated, heads of state and central banks stood ready to implement policy changes and provide further easing. In the U.S., the Federal Reserve Board (“Fed”)i added $267 billion to “Operation Twist” and extended the program through the end of 2012 due to slowing consumer spending and employment growth. Spain also announced a $24 billion bailout for troubled lender Bankia, effectively nationalizing Spain’s third largest banking institution. Finally, during the late June European Union (“EU”) summit, leaders decided to speed the creation of a singular regulatory body for banks and bolstered support for the European Financial Stability Facility (“ESFS”) and the European Stability Mechanism (“ESM”), EU bailout funds.

Equities recovered in the third quarter largely due to additional central bank stimulus and improving economic data. After Fed chairman Ben Bernanke described the unemployment problem in the U.S. as a “grave concern,” the Federal Open Markets Committee (“FOMC”)ii announced a third round of asset purchases, colloquially known as “QE3” which aimed to purchase $40 billion of mortgage-backed securities each month with no stated termination date and extend “Operation Twist.” Across the Atlantic, European Central Bank (“ECB”)iii president Mario Draghi bolstered markets after promising “whatever it takes to preserve the euro,” beginning with plans to purchase Eurozone government bonds with no purchase limits.

The U.S. Congressional and Presidential elections and debate surrounding the fiscal cliff drove the market during the final months of 2012. Ultimately, President Obama was reelected, Republicans won 234 seats, or 54%, in the House of Representatives and Democrats ended up with a 55 to 45 advantage in the Senate. Congress debated the fiscal cliff up until the final minute, but passed the American Taxpayer Relief Act of 2012, which added $600 billion of tax revenue over the next ten years, and delayed sequestration for two months. The market responded favorably to fiscal-cliff developments going into year-end as the S&P 500 Indexiv jumped +8.3% off the November 15 low for the fourth quarter. Many domestic economic indicators also picked up during the quarter, including a drop in the unemployment rate, rising housing starts and an expansion in manufacturing output.

The start of 2013 echoed the beginning of 2012 as stocks again posted double-digit returns. This pushed the S&P 500 Index and

4	Legg Mason Capital Management All Cap Fund 2013 Annual Report

Fund overview (cont’d)

Dow Jones Industrials Average (“DJIA”)v to all-time highs despite concerns of low growth, the European debt crisis and tightening government budgets. Just as calendars flipped the page to January 2013, Congress passed a bill to avoid the “Fiscal Cliff.” Included were a slew of new tax amendments, including a boost to capital gains taxes, estate taxes and dividend taxes on the wealthy. Meanwhile, a provision in the bill delayed the across-the-board spending cuts by two months, a sequestration that would begin in the middle of the quarter. As the year progressed, companies posted strong earnings and economic indicators pointed to the continuing recovery. For the quarter, 65% of S&P 500 Index companies beat consensus earnings estimates, while 25% missed and 10% met expectations. Information Technology, Consumer Discretionary and Consumer Staples boasted the highest beat rates, while Telecommunication Services, Materials and Utilities missed more often. The economy added 219K jobs in December, followed by increases of 148K in January, 332K in February 138K in March and 165K in April, which collectively drove the unemployment rate down to a four-year low of 7.5%. Housing starts were above 900K for all three monthly reports during the first quarter, but dropped to an 853K rate in April. In overseas headlines, investors were reminded of European debt issues as Cyprus required a €10 billion bailout, to be partially funded by haircutting Cypriot savings accounts. Indices continued to climb in April, however, as speculation mounted surrounding rate cuts by the ECB.

Q. How did we respond to these changing market conditions?

A. We reduced the Fund’s sector bets while maintaining high security active share relative to the benchmark to take advantage of stock-level valuation discrepancies in the context of narrow overall valuation spreads between sectors. Specifically, we reduced the portfolio’s overweight positions in the Producer Durable, Consumer Discretionary and Technology sectors, as well as its underweight positions in the Consumer Staples and Financial Services sectors, and took the Energy sector from a modest underweight to a modest overweight position.

Performance review

For the twelve months ended April 30, 2013, Class A shares of Legg Mason Capital Management All Cap Fund, excluding sales charges, returned 14.97%. The Fund’s unmanaged benchmark, the Russell 3000 Indexvi, returned 17.21% for the same period. The Lipper Multi-Cap Core Funds Category Average1 returned 15.56% over the same timeframe.

Performance Snapshot as of April 30, 2013 (unaudited)
(excluding sales charges)	6 months	12 months
Legg Mason Capital Management All Cap Fund:
Class 1	17.95%	15.48%
Class A	17.73%	14.97%
Class C	17.35%	14.27%
Class I	17.97%	15.51%
Russell 3000 Index	15.16%	17.21%
Lipper Multi-Cap Core Funds Category Average[1]	14.99%	15.56%

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Principal value and investment returns will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain performance data current to the most recent month-end, please visit our website at www.leggmason.com/individualinvestors.

All share class returns assume the reinvestment of all distributions, at net asset value and the deduction of all Fund expenses. Returns have not been adjusted to include sales charges that may apply or the deduction of taxes that a shareholder would pay on

[1]

Lipper, Inc., a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments. Returns are based on the period ended April 30, 2013, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 792 funds for the six-month period and among the 774 funds for the twelve-month period in the Fund’s Lipper category, excluding sales charges.

Legg Mason Capital Management All Cap Fund 2013 Annual Report	5

Fund distributions. If sales charges were reflected, the performance quoted would be lower. Performance figures for periods shorter than one year represent cumulative figures and are not annualized.

Performance figures reflect fee waivers and/or expense reimbursements, without which the performance would have been lower.

Performance includes gains from settlement of investment litigations. Without these gains, the returns for the six months ended April 30, 2013 for Class 1, Class A, Class C and Class I shares would have been 17.23%, 16.16%, 16.71% and 17.14%, respectively. The returns for the twelve months ended April 30, 2013 for Class 1, Class A, Class C and Class I shares would have been 14.78%, 13.44%, 13.64% and 14.69%, respectively.

Performance of Class A2 shares is not shown because this share class commenced operations on March 22, 2013.

Total Annual Operating Expenses (unaudited)

As of the Fund’s current prospectus dated September 1, 2012, as supplemented on November 28, 2012, the gross total annual operating expense ratios for Class 1, Class A, Class C and Class I shares were 1.07%, 1.42%, 1.90% and 1.02%, respectively.

Actual expenses may be higher. For example, expenses may be higher than those shown if average net assets decrease. Net assets are more likely to decrease and Fund expense ratios are more likely to increase when markets are volatile.

As a result of expense limitation arrangements, the ratio of expenses, other than brokerage, interest, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets is not expected to exceed 1.00% for Class I shares. In addition, the total annual operating expenses for Class 1 shares are not expected to exceed those of Class A shares. These expense limitation arrangements cannot be terminated prior to December 31, 2014 without the Board of Trustees’ consent.

The manager is permitted to recapture amounts waived or reimbursed to a class during the same fiscal year if the class’ total annual operating expenses have fallen to a level below the expense limitation (“expense cap”) in effect at the time the fees were earned or the expenses incurred. In no case will the manager recapture any amount that would result, on any particular business day of the Fund, in the class’ total annual operating expenses exceeding the expense cap or any other lower limit then in effect.

Q. What were the leading contributors to and detractors from performance?

A. An overweight position in the Consumer Discretionary sector, which outperformed the benchmark, contributed positively to relative performance. Meanwhile, an overweight position in Technology and an underweight position in Utilities detracted the most from relative performance as the former underperformed and the latter outperformed the benchmark. Time Warner, Viacom, Celgene, CVS, and Wal-Mart were the largest contributors to performance over the past year, while the largest detractors were EMC, Marvell Technology, Red Hat, Micros Systems and Bwin Party.

Q. Were there any significant changes to the Fund during the reporting period?

A. Throughout the year, we reduced the Fund’s overweight in the Consumer Discretionary sector significantly by eliminating several retail holdings including American Eagle Outfitters, Guess? and Staples. We also cut the relative overweights in the Technology and Health Care1 sectors as we shed IBM, Marvell, Abbott Laboratories, Gen-Probe and Nektar Therapeutics. On the other hand, we trimmed our relative underweight positions in Consumer Staples and Financials. Energy’s underweight in the Fund has been reversed to a relative overweight with the additions of Halliburton, Kinder Morgan and Valero. The Fund also took advantage of increasing capital markets activity, participating in theinitial public offerings of social media site Facebook, Pfizer’s animal health busi-

[1]

Health Care consists of the following industries: Hospitals/Nursing Facilities, Pharmacy Services, Medical Wholesale Drug Distributors, Drug Delivery Systems, Medical Products/Instruments, Medical & Laboratory Testing, Healthcare Cost Containment and Scientific Instruments.

6	Legg Mason Capital Management All Cap Fund 2013 Annual Report

Fund overview (cont’d)

ness spin-off Zoetis, real estate holding company Realogy, ConocoPhillips refining spin-off Phillips 66 and IT software provider ServiceNow.

Thank you for your investment in Legg Mason Capital Management All Cap Fund.

Sincerely,

Jay Leopold, CFA

Portfolio Manager

Legg Mason Capital Management, LLC

May 17, 2013

RISKS: Equity securities are subject to price fluctuation and possible loss of principal. The Fund may invest in small and mid-cap companies that may involve a higher degree of risk and volatility than investments in large-cap companies. International investments are subject to special risks, including currency fluctuation, as well as social, economic and political uncertainties, which could increase volatility. The Fund may use derivatives, such as options and futures, which can be illiquid, may disproportionately increase losses, and have a potentially large impact on Fund performance. The Fund is non-diversified, which means that the Fund is permitted to invest a greater proportion of its assets in the securities of a smaller number of issuers. To the extent the Fund concentrates its assets in fewer issuers; the Fund will be more susceptible to negative events affecting those issuers. Please see the Fund’s prospectus for a more complete discussion of these and other risks, and the Fund’s investment strategies.

Any discussion of individual securities is intended to inform shareholders as to the basis (in whole or in part) for previously made decisions by a portfolio manager to buy, sell or hold a security in a portfolio. References to specific securities are not intended, and should not be relied upon, as the basis for anyone to buy, sell or hold any security. Investors seeking financial advice regarding the appropriateness of investing in any securities or investment strategies should consult their financial professional.

Portfolio holdings and breakdowns are as of April 30, 2013 and are subject to change and may not be representative of the portfolio managers’ current or future investments. The Fund’s top ten holdings (as a percentage of net assets) as of this date were: EMC Corp. (2.9%), Time Warner Inc. (2.8%), CVS Caremark Corp. (2.7%), Merck & Co. Inc. (2.5%), Viacom Inc., Class B Shares (2.5%), UnitedHealth Group Inc. (2.4%), PepsiCo Inc. (2.3%), TD Ameritrade Holding Corp. (2.2%), Dollar General Corp. (2.1%) and 3M Co. (2.1%). Please refer to pages 11 through 15 for a list and percentage breakdown of the Fund’s holdings.

The mention of sector breakdowns is for informational purposes only and should not be construed as a recommendation to purchase or sell any securities. The information provided regarding such sectors is not a sufficient basis upon which to make an investment decision. Investors seeking financial advice regarding the appropriateness of investing in any securities or investment strategies discussed should consult their financial professional. The Fund’s top five sector holdings (as a percentage of net assets) as of April 30, 2013 were: Information Technology (18.6%), Financials (14.9%), Industrials (14.0%), Health Care (12.9%) and Consumer Discretionary (11.3%). The Fund’s portfolio composition is subject to change at any time.

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results. All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

[i]

The Federal Reserve Board (“Fed”) is responsible for the formulation of policies designed to promote economic growth, full employment, stable prices and a sustainable pattern of international trade and payments.

ii

The Federal Open Market Committee (“FOMC”) is a policy-making body of the Federal Reserve System responsible for the formulation of a policy designed to promote economic growth, full employment, stable prices and a sustainable pattern of international trade and payments.

iii	The European Central Bank (“ECB”) is responsible for the monetary system of the European Union and the euro currency.

iv	The S&P 500 Index is an unmanaged index of 500 stocks and is generally representative of the performance of larger companies in the U.S.

[v]

The Dow Jones Industrial Average (“DJIA”) is a widely followed measurement of the stock market. The average is comprised of thirty stocks that represent leading companies in major industries. These stocks, widely held by both individual and institutional investors, are considered to be all blue-chip companies.

vi	The Russell 3000 Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the U.S. equity market.

Legg Mason Capital Management All Cap Fund 2013 Annual Report	7

Fund at a glance† (unaudited)

Investment breakdown (%) as a percent of total investments

†	The bar graph above represents the composition of the Fund’s investments as of April 30, 2013 and April 30, 2012. The Fund is actively managed. As a result, the composition at the Fund’s investments is subject to change at any time.

8	Legg Mason Capital Management All Cap Fund 2013 Annual Report

Fund expenses (unaudited)

Example

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including front-end and back-end sales charges (loads) on purchase payments; and (2) ongoing costs, including management fees; service and/or distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested on November 1, 2012 and held for the six months ended April 30, 2013, unless otherwise noted.

Actual expenses

The table below titled “Based on Actual Total Return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period”.

Hypothetical example for comparison purposes

The table below titled “Based on Hypothetical Total Return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5.00% hypothetical example relating to the Fund with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or back-end sales charges (loads). Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Based on actual total return[1]						Based on hypothetical total return[1]
	Actual Total Return Without Sales Charge[2,3]	Beginning Account Value	Ending Account Value	Annualized Expense Ratio[4]	Expenses Paid During The Period		Hypothetical Annualized Total Return	Beginning Account Value	Ending Account Value	Annualized Expense Ratio[4]	Expenses Paid During The Period[5]
Class 1[5]	17.95%	$1,000.00	$1,179.50	0.99%	$5.35	Class 1	5.00%	$1,000.00	$1,019.89	0.99%	$4.96
Class A5	17.73	1,000.00	1,177.30	1.35	7.29	Class A	5.00	1,000.00	1,018.10	1.35	6.76
Class A2[6,7]	1.03	1,000.00	1,010.30	1.42	1.45	Class A2	5.00	1,000.00	1,017.75	1.42	7.10
Class C5	17.35	1,000.00	1,173.50	1.98	10.67	Class C	5.00	1,000.00	1,014.98	1.98	9.89
Class I5	17.97	1,000.00	1,179.70	1.00	5.40	Class I	5.00	1,000.00	1,019.84	1.00	5.01

[1]	For the six months ended April 30, 2013, unless otherwise noted.

[2]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charge with respect to Class A and Class A2 shares or the applicable contingent deferred sales charge (“CDSC”) with respect to Class C shares. Total return is not annualized, as it may not be representative of the total return for the year. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]	The total returns include gains from investment litigations. Without these gains, the total returns would have been lower, except Class A2.

[4]	The expense ratios do not include the non-recurring restructuring and/or reorganization fees.

[5]

Expenses (net of compensating balance arrangements, fee waivers and/or expense reimbursements) are equal to each class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (181), then divided by 365.

[6]	For the period March 22, 2013 (inception date) to April 30, 2013.

[7]

Expenses (net of compensating balance arrangements, fee waivers and/or expense reimbursements) are equal to the class’ annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal period (37), then divided by 365.

Legg Mason Capital Management All Cap Fund 2013 Annual Report	9

Fund performance (unaudited)

Average annual total returns†
Without sales charges[1]	Class 1	Class A	Class A2‡	Class C	Class I
Twelve Months Ended 4/30/13	15.48%	14.97%	N/A	14.27%	15.51%
Five Years Ended 4/30/13	5.89	5.59	N/A	5.28	6.00
Ten Years Ended 4/30/13	N/A	4.52	N/A	4.01	N/A
Inception* through 4/30/13	-0.64	-1.15	1.03%	-1.68	-0.37

With sales charges[2]	Class 1[3]	Class A	Class A2‡	Class C	Class I
Twelve Months Ended 4/30/13	15.48%	8.37%	N/A	13.27%	15.51%
Five Years Ended 4/30/13	5.89	4.34	N/A	5.28	6.00
Ten Years Ended 4/30/13	N/A	3.89	N/A	4.01	N/A
Inception* through 4/30/13	-2.05	-1.60	-4.77%	-1.68	-0.37

Cumulative total returns†
Without sales charges[1]
Class 1 (Inception date of 2/2/07 through 4/30/13)	-3.95%
Class A (4/30/03 through 4/30/13)	55.58
Class A2 (Inception date of 3/22/13 through 4/30/13)	1.03
Class C (4/30/03 through 4/30/13)	48.13
Class I (Inception date of 10/2/07 through 4/30/13)	-2.04

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower.

†	The total returns include gains from settlement of investment litigations. Without these gains, the total returns would have been lower.

‡	Not annualized.

[1]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charges with respect to Class 1 shares, Class A shares and Class A2 shares or the applicable contingent deferred sales charge (“CDSC”) with respect to C shares.

[2]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value. In addition, Class A shares and Class A2 shares each reflect the deduction of the maximum initial sales charges of 5.75%. Class C shares reflect the deduction of a 1.00% CDSC, which applies if shares are redeemed within one year from purchase payment.

[3]	Includes the effect of the 8.50% initial sales charge for periods prior to July 27, 2007. Effective July 27, 2007, Class 1 shares were closed to all purchases and incoming exchanges.

*	Inception date for Class 1, A, A2, C, and I shares are February 2, 2007, June 30, 2000, March 22, 2013, June 30, 2000 and October 2, 2007, respectively.

10	Legg Mason Capital Management All Cap Fund 2013 Annual Report

Fund performance (unaudited) (cont’d)

Historical performance

Value of $10,000 invested

Class A and C Shares of Legg Mason Capital Management All Cap Fund vs. Russell 3000 Index and Lipper Multi-Cap Core Funds Category Average† — April 2003 - April 2013

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower.

†	Hypothetical illustration of $10,000 invested in Class A and C shares of Legg Mason Capital Management All Cap Fund on April 30, 2003, assuming the deduction of the maximum initial sales charge of 5.75% at the time of investment for Class A shares and the reinvestment of all distributions, including returns of capital, if any, at net asset value through April 30, 2013. The hypothetical illustration also assumes a $10,000 investment in the Russell 3000 Index and the Lipper Multi-Cap Core Funds Category Average. The Russell 3000 Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the U.S. equity market. The Index is unmanaged and is not subject to the same management and trading expenses as a mutual fund. Please note that an investor cannot invest directly in an index. The Lipper Multi-Cap Core Funds Category Average is comprised of the Fund’s peer group of mutual funds. The performance of the Fund’s other classes may be greater or less than the Class A and C shares’ performance indicated on this chart, depending on whether greater or lesser sales charges and fees were incurred by shareholders investing in the other classes.

‡	The total returns include gains from settlement of investment litigations. Without these gains, the total returns would have been lower.

Legg Mason Capital Management All Cap Fund 2013 Annual Report	11

Schedule of investments

April 30, 2013

Legg Mason Capital Management All Cap Fund

Security	Shares	Value
Common Stocks — 97.4%
Consumer Discretionary — 11.3%
Hotels, Restaurants & Leisure — 1.0%
Bwin.Party Digital Entertainment PLC	2,180,000	$4,524,100
Media — 6.5%
Time Warner Cable Inc.	58,700	5,511,343
Time Warner Inc.	217,900	13,026,062
Viacom Inc., Class B Shares	180,300	11,537,397
Total Media		30,074,802
Multiline Retail — 2.1%
Dollar General Corp.	187,300	9,756,457	*
Specialty Retail — 1.7%
Best Buy Co. Inc.	150,600	3,914,094
Chico’s FAS Inc.	207,000	3,781,890
Total Specialty Retail		7,695,984
Total Consumer Discretionary		52,051,343
Consumer Staples — 9.1%
Beverages — 2.3%
PepsiCo Inc.	127,500	10,514,925
Food & Staples Retailing — 4.5%
CVS Caremark Corp.	211,400	12,299,252
Wal-Mart Stores Inc.	110,000	8,549,200
Total Food & Staples Retailing		20,848,452
Food Products — 1.2%
Unilever NV	132,000	5,607,360
Household Products — 1.1%
Procter & Gamble Co.	64,600	4,959,342
Total Consumer Staples		41,930,079
Energy — 11.1%
Energy Equipment & Services — 3.1%
Baker Hughes Inc.	110,700	5,024,673
Halliburton Co.	111,700	4,777,409
National-Oilwell Varco Inc.	69,000	4,500,180
Total Energy Equipment & Services		14,302,262
Oil, Gas & Consumable Fuels — 8.0%
Apache Corp.	34,800	2,571,024
ConocoPhillips	102,500	6,196,125
Devon Energy Corp.	60,000	3,303,600
Exxon Mobil Corp.	87,801	7,813,411

See Notes to Financial Statements.

12	Legg Mason Capital Management All Cap Fund 2013 Annual Report

Schedule of investments (cont’d)

April 30, 2013

Legg Mason Capital Management All Cap Fund

Security	Shares	Value
Oil, Gas & Consumable Fuels — continued
Kinder Morgan Inc.	125,000	$4,887,500
Noble Energy Inc.	31,000	3,511,990
Phillips 66	51,250	3,123,687
Valero Energy Corp.	131,000	5,281,920
Total Oil, Gas & Consumable Fuels		36,689,257
Total Energy		50,991,519
Financials — 14.9%
Capital Markets — 6.5%
Blackstone Group LP	295,000	6,062,250
E*TRADE Financial Corp.	340,000	3,498,600	*
Morgan Stanley	185,000	4,097,750
State Street Corp.	107,700	6,297,219
TD Ameritrade Holding Corp.	507,400	10,102,334
Total Capital Markets		30,058,153
Commercial Banks — 2.0%
Huntington Bancshares Inc.	721,800	5,175,306
PNC Financial Services Group Inc.	60,000	4,072,800
Total Commercial Banks		9,248,106
Diversified Financial Services — 1.6%
JPMorgan Chase & Co.	152,000	7,449,520
Insurance — 4.1%
Allstate Corp.	89,500	4,408,770
Assured Guaranty Ltd.	319,400	6,589,222
MetLife Inc.	185,000	7,213,150
Syncora Holdings Ltd.	1,308,318	523,327	*
Total Insurance		18,734,469
Real Estate Management & Development — 0.7%
Realogy Holdings Corp.	69,000	3,312,000	*
Total Financials		68,802,248
Health Care — 12.9%
Biotechnology — 1.5%
Celgene Corp.	57,200	6,753,604	*
Health Care Equipment & Supplies — 1.5%
Medtronic Inc.	146,100	6,819,948
Health Care Providers & Services — 5.0%
McKesson Corp.	66,500	7,037,030
UnitedHealth Group Inc.	184,000	11,027,120
WellPoint Inc.	72,100	5,257,532
Total Health Care Providers & Services		23,321,682

See Notes to Financial Statements.

Legg Mason Capital Management All Cap Fund 2013 Annual Report	13

Legg Mason Capital Management All Cap Fund

Security	Shares	Value
Pharmaceuticals — 4.9%
Flamel Technologies SA, ADR	704,950	$3,489,503	*
GlaxoSmithKline PLC, ADR	130,000	6,713,200
Merck & Co. Inc.	247,300	11,623,100
Zoetis Inc.	18,700	617,474
Total Pharmaceuticals		22,443,277
Total Health Care		59,338,511
Industrials — 14.0%
Aerospace & Defense — 1.2%
Northrop Grumman Corp.	48,800	3,696,112
Raytheon Co.	30,219	1,854,842
Total Aerospace & Defense		5,550,954
Air Freight & Logistics — 1.4%
United Parcel Service Inc., Class B Shares	75,500	6,480,920
Airlines — 2.5%
Delta Air Lines Inc.	352,000	6,033,280	*
United Continental Holdings Inc.	172,500	5,571,750	*
Total Airlines		11,605,030
Commercial Services & Supplies — 0.5%
TMS International Corp., Class A Shares	167,110	2,413,069	*
Electrical Equipment — 1.3%
Emerson Electric Co.	107,000	5,939,570
Industrial Conglomerates — 3.9%
3M Co.	90,300	9,455,313
United Technologies Corp.	93,300	8,517,357
Total Industrial Conglomerates		17,972,670
Machinery — 1.1%
Stanley Black & Decker Inc.	66,000	4,937,460
Road & Rail — 2.1%
Hertz Global Holdings Inc.	222,700	5,362,616	*
Old Dominion Freight Line Inc.	110,800	4,265,800	*
Total Road & Rail		9,628,416
Total Industrials		64,528,089
Information Technology — 18.6%
Communications Equipment — 1.4%
Cisco Systems Inc.	315,000	6,589,800
Computers & Peripherals — 2.9%
EMC Corp.	599,700	13,451,271	*

See Notes to Financial Statements.

14	Legg Mason Capital Management All Cap Fund 2013 Annual Report

Schedule of investments (cont’d)

April 30, 2013

Legg Mason Capital Management All Cap Fund

Security	Shares	Value
Electronic Equipment, Instruments & Components — 1.7%
Avnet Inc.	104,700	$3,428,925	*
Jabil Circuit Inc.	258,000	4,592,400
Total Electronic Equipment, Instruments & Components		8,021,325
Internet Software & Services — 1.3%
eBay Inc.	116,600	6,108,674	*
IT Services — 3.7%
Cognizant Technology Solutions Corp., Class A Shares	88,000	5,702,400	*
Lender Processing Services Inc.	233,600	6,480,064
MasterCard Inc., Class A Shares	8,500	4,699,905
Total IT Services		16,882,369
Semiconductors & Semiconductor Equipment — 2.4%
Micron Technology Inc.	487,700	4,594,134	*
Texas Instruments Inc.	177,400	6,423,654
Total Semiconductors & Semiconductor Equipment		11,017,788
Software — 5.2%
Adobe Systems Inc.	112,600	5,076,008	*
FleetMatics Group PLC	50,100	1,175,847	*
MICROS Systems Inc.	134,400	5,699,904	*
Nuance Communications Inc.	254,700	4,849,488	*
Red Hat Inc.	119,500	5,727,635	*
ServiceNow Inc.	29,900	1,224,704	*
Total Software		23,753,586
Total Information Technology		85,824,813
Materials — 3.2%
Chemicals — 3.2%
Air Products & Chemicals Inc.	44,000	3,826,240
Eastman Chemical Co.	78,500	5,232,025
LyondellBasell Industries NV, Class A Shares	94,300	5,724,010
Total Materials		14,782,275
Telecommunication Services — 1.4%
Diversified Telecommunication Services — 1.4%
AT&T Inc.	166,800	6,248,328
Utilities — 0.9%
Independent Power Producers & Energy Traders — 0.9%
AES Corp.	311,800	4,321,548
Total Investments before Short-Term Investments (Cost — $342,610,249)		448,818,753

See Notes to Financial Statements.

Legg Mason Capital Management All Cap Fund 2013 Annual Report	15

Legg Mason Capital Management All Cap Fund

Security	Rate	Maturity Date	Face Amount	Value
Short-Term Investments — 2.6%
Repurchase Agreements — 2.6%
Interest in $435,333,000 joint tri-party repurchase agreement dated 4/30/13 with Deutsche Bank Securities Inc.; Proceeds at maturity — $12,023,047; (Fully collateralized by various U.S. government obligations, 0.000% to 4.500% due 9/5/13 to 8/15/39; Market value — $12,263,461) (Cost — $12,023,000)	0.140%	5/1/13	$12,023,000	$12,023,000
Total Investments — 100.0% (Cost — $354,633,249#)				460,841,753
Other Assets in Excess of Liabilities — 0.0%				157,595
Total Net Assets — 100.0%				$460,999,348

*	Non-income producing security.

#	Aggregate cost for federal income tax purposes is $355,778,145.

Abbreviation used in this schedule:
ADR	— American Depositary Receipts

See Notes to Financial Statements.

16	Legg Mason Capital Management All Cap Fund 2013 Annual Report

Statement of assets and liabilities

April 30, 2013

Assets:
Investments, at value (Cost — $354,633,249)	$460,841,753
Cash	546
Receivable for securities sold	982,721
Dividends and interest receivable	531,406
Receivable for Fund shares sold	103,649
Prepaid expenses	48,127
Total Assets	462,508,202

Liabilities:
Payable for Fund shares repurchased	602,874
Investment management fee payable	255,370
Service and/or distribution fees payable	91,081
Trustees’ fees payable	1,685
Accrued expenses	557,844
Total Liabilities	1,508,854
Total Net Assets	$460,999,348

Net Assets:
Par value (Note 7)	$474
Paid-in capital in excess of par value	755,832,873
Undistributed net investment income	350,314
Accumulated net realized loss on investments and foreign currency transactions	(401,394,209)
Net unrealized appreciation on investments and foreign currencies	106,209,896
Total Net Assets	$460,999,348

Shares Outstanding:
Class 1	17,972,034
Class A	9,062,588
Class A2	14,185,095
Class C	5,931,609
Class I	253,132

Net Asset Value:
Class 1 (and redemption price)	$9.85
Class A (and redemption price)	$9.78
Class A2 (and redemption price)	$9.78
Class C*	$9.13
Class I (and redemption price)	$9.87
Maximum Public Offering Price Per Share:
Class A (based on maximum initial sales charge of 5.75%)	$10.38
Class A2 (based on maximum initial sales charge of 5.75%)	$10.38

*	Redemption price per share is NAV of Class C shares reduced by a 1.00% CDSC if shares are redeemed within one year from purchase payment (See Note 2).

See Notes to Financial Statements.

Legg Mason Capital Management All Cap Fund 2013 Annual Report	17

Statement of operations

For the Year Ended April 30, 2013

Investment Income:
Dividends	$8,510,415
Interest	9,179
Less: Foreign taxes withheld	(76,672)
Total Investment Income	8,442,922

Expenses:
Investment management fee (Note 2)	3,049,443
Transfer agent fees (Note 5)	1,441,952
Service and/or distribution fees (Notes 2 and 5)	1,197,494
Restructuring and reorganization fees	91,470
Registration fees	71,145
Shareholder reports	57,355
Legal fees	53,180
Fund accounting fees	43,249
Trustees’ fees	32,946
Audit and tax	32,923
Insurance	10,909
Custody fees	4,639
Miscellaneous expenses	9,386
Total Expenses	6,096,091
Less: Fee waivers and/or expense reimbursements (Notes 2 and 5)	(11,689)
Net Expenses	6,084,402
Net Investment Income	2,358,520

Realized and Unrealized Gain (Loss) on Investments and Foreign Currency Transactions (Notes 1 and 3):
Net Realized Gain (Loss) From:
Investment transactions	23,527,697
Foreign currency transactions	(3,596)
Net Realized Gain	23,524,101
Change in Net Unrealized Appreciation (Depreciation) From:
Investments	35,332,894
Foreign currencies	(92)
Change in Net Unrealized Appreciation (Depreciation)	35,332,802
Net Gain on Investments and Foreign Currency Transactions	58,856,903
Increase in Net Assets from Operations	$61,215,423

See Notes to Financial Statements.

18	Legg Mason Capital Management All Cap Fund 2013 Annual Report

Statements of changes in net assets

For the Years Ended April 30,	2013	2012

Operations:
Net investment income	$2,358,520	$1,351,541
Net realized gain	23,524,101	31,804,242
Change in net unrealized appreciation (depreciation)	35,332,802	(40,367,923)
Increase (Decrease) in Net Assets From Operations	61,215,423	(7,212,140)

Distributions to Shareholders From (Notes 1 and 6):
Net investment income	(1,900,078)	(1,368,621)
Decrease in Net Assets From Distributions to Shareholders	(1,900,078)	(1,368,621)

Fund Share Transactions (Note 7):
Net proceeds from sale of shares	177,113,800	18,278,702
Reinvestment of distributions	1,883,370	1,354,156
Cost of shares repurchased	(235,636,667)	(85,250,945)
Decrease in Net Assets From Fund Share Transactions	(56,639,497)	(65,618,087)
Increase (Decrease) in Net Assets	2,675,848	(74,198,848)

Net Assets:
Beginning of year	458,323,500	532,522,348
End of year*	$460,999,348	$458,323,500
* Includes undistributed net investment income of:	$350,314	$71,519

See Notes to Financial Statements.

Legg Mason Capital Management All Cap Fund 2013 Annual Report	19

Financial highlights

For a share of each class of beneficial interest outstanding throughout each year ended April 30:
Class 1 Shares[1]	2013	2012	2011	2010	2009

Net asset value, beginning of year	$8.59	$8.63	$7.22	$4.68	$7.51

Income (loss) from operations:
Net investment income (loss)	0.07	0.05	0.00 [2]	(0.01)	0.02
Net realized and unrealized gain (loss)	1.25	(0.05)	1.41	2.57	(2.85)
Total income (loss) from operations	1.32	0.00	1.41	2.56	(2.83)

Less distributions from:
Net investment income	(0.06)	(0.04)	—	(0.02)	—
Total distributions	(0.06)	(0.04)	—	(0.02)	—

Net asset value, end of year	$9.85	$8.59	$8.63	$7.22	$4.68
Total return[3]	15.48%[4]	0.00%[5]	19.53%	54.78%[4]	(37.68)%

Net assets, end of year (000s)	$176,986	$176,048	$201,704	$189,945	$138,231

Ratios to average net assets:
Gross expenses	1.08%[6]	1.07%	1.11%	1.16%	1.16%
Net expenses[7,8]	1.08 [6]	1.07	1.11 [9]	1.06 [9]	1.00 [9]
Net investment income (loss)	0.86	0.63	0.04	(0.16)	0.45

Portfolio turnover rate	13%	18%	23%	22%	59%

[1]	Per share amounts have been calculated using the average shares method.

[2]	Amount represents less than $0.01 per share.

[3]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[4]

The total return includes gains from settlement of investment litigations. Without these gains, the total return would have been 14.78% and 53.92% for the years ended April 30, 2013 and April 30, 2010, respectively.

[5]	Amount represents less than 0.01%.

[6]

Included in the expense ratios are certain non-recurring restructuring (and reorganization, if applicable) fees that were incurred by the Fund during the period. Without these fees, the gross and net expense ratios would both have been 1.06%.

[7]	The impact of compensating balance arrangements, if any, was less than 0.01%.

[8]

As a result of an expense limitation arrangement, effective July 30, 2007, the ratio of expenses, other than brokerage, interest, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class 1 shares did not exceed Class A shares’ total net annual operating expenses less the 12b-1 fee differential of 0.25% through December 31, 2012. Effective January 1, 2013, the total annual operating expenses for Class 1 shares did not exceed those of Class A shares. This expense limitation arrangement cannot be terminated prior to December 31, 2014 without the Board of Trustees’ consent.

[9]	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

20	Legg Mason Capital Management All Cap Fund 2013 Annual Report

Financial highlights (cont’d)

For a share of each class of beneficial interest outstanding throughout each year ended April 30:
Class A Shares[1]	2013	2012	2011	2010		2009

Net asset value, beginning of year	$8.54	$8.57	$7.18	$4.65		$7.49

Income (loss) from operations:
Net investment income (loss)	0.05	0.02	(0.02)	(0.03)		0.01
Net realized and unrealized gain (loss)	1.22	(0.04)	1.39	2.56		(2.85)
Proceeds from settlement of a regulatory matter	—	—	0.02	—		—
Total income (loss) from operations	1.27	(0.02)	1.39	2.53		(2.84)

Less distributions from:
Net investment income	(0.03)	(0.01)	—	(0.00)	[2]	—
Total distributions	(0.03)	(0.01)	—	(0.00)	[2]	—

Net asset value, end of year	$9.78	$8.54	$8.57	$7.18		$4.65
Total return[3]	14.97%[4]	(0.22)%	19.36%[5]	54.42%[4]		(37.92)%

Net assets, end of year (000s)	$88,639	$198,041	$221,353	$205,900		$144,443

Ratios to average net assets:
Gross expenses	1.42%[6]	1.42%	1.43%	1.47%		1.54%
Net expenses[7]	1.42 [6]	1.42	1.43	1.37	[8]	1.28 [8,9]
Net investment income (loss)	0.55	0.29	(0.29)	(0.47)		0.18

Portfolio turnover rate	13%	18%	23%	22%		59%

[1]	Per share amounts have been calculated using the average shares method.

[2]	Amount represents less than $0.01 per share.

[3]

Performance figures, exclusive of sales charges, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[4]

The total return includes gains from settlement of investment litigations. Without these gains, the total return would have been 13.44% and 53.56% for the years ended April 30, 2013 and April 30, 2010, respectively.

[5]

The total return reflects a payment received due to the settlement of a regulatory matter. Absent this payment, the total return would have been 19.08%. Class A received $477,842 related to this distribution.

[6]

Included in the expense ratios are certain non-recurring restructuring (and reorganization, if applicable) fees that were incurred by the Fund during the period. Without these fees, the gross and net expense ratios would both have been 1.40%.

[7]	The impact of compensating balance arrangements, if any, was less than 0.01%.

[8]	Reflects fee waivers and/or expense reimbursements.

[9]

As a result of a contractual expense limitation agreement, effective February 5, 2007 until September 1, 2008, the ratio of expenses, other than brokerage, taxes and extraordinary expenses, to average net assets of Class A shares did not exceed 1.16%.

See Notes to Financial Statements.

Legg Mason Capital Management All Cap Fund 2013 Annual Report	21

For a share of each class of beneficial interest outstanding throughout each year ended April 30, unless otherwise noted:
Class A2 Shares[1]	2013[2]

Net asset value, beginning of period	$9.68

Income (loss) from operations:
Net investment loss[3]	(0.00)
Net realized and unrealized gain	0.10
Total income from operations	0.10

Net asset value, end of period	$9.78
Total return[4,5]	1.03%

Net assets, end of period (000s)	$138,693

Ratios to average net assets:
Gross expenses[6,7]	1.59%
Net expenses[6,7,8,9,10]	1.52
Net investment loss[6]	(0.12)

Portfolio turnover rate	13%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the period March 22, 2013 (inception date) to April 30, 2013.

[3]	Amount represents less than $0.01 per share.

[4]

Performance figures, exclusive of sales charges, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[5]	The total return includes gains from settlement of investment litigations. Without these gains, the total return would not have changed for the period ended April 30, 2013.

[6]	Annualized.

[7]

Included in the expense ratios are certain non-recurring restructuring (and reorganization, if applicable) fees that were incurred by the Fund during the period. Without these fees, the gross and net expense ratios would have been 1.49% and 1.42% respectively.

[8]	The impact of compensating balance arrangements, if any, was less than 0.01%.

[9]

As a result of an expense limitation arrangement, the ratio of expenses, other than brokerage, interest, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class A2 shares did not exceed 1.42%. This expense limitation arrangement cannot be terminated prior to December 31, 2014 without the Board of Trustees’ consent.

[10]	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

22	Legg Mason Capital Management All Cap Fund 2013 Annual Report

Financial highlights (cont’d)

For a share of each class of beneficial interest outstanding throughout each year ended April 30:
Class C Shares[1]	2013	2012	2011	2010	2009

Net asset value, beginning of year	$7.99	$8.08	$6.74	$4.38	$7.09

Income (loss) from operations:
Net investment loss	(0.00) [2]	(0.01)	(0.05)	(0.05)	(0.01)
Net realized and unrealized gain (loss)	1.14	(0.05)	1.31	2.41	(2.70)
Proceeds from settlement of a regulatory matter	—	—	0.08	—	—
Total income (loss) from operations	1.14	(0.06)	1.34	2.36	(2.71)

Less distributions from:
Net investment income	—	(0.03)	—	—	—
Total distributions	—	(0.03)	—	—	—

Net asset value, end of year	$9.13	$7.99	$8.08	$6.74	$4.38
Total return[3]	14.27%[4]	(0.69)%	19.88%[5]	53.88%[4]	(38.22)%

Net assets, end of year (000s)	$54,184	$56,322	$69,656	$70,336	$55,813

Ratios to average net assets:
Gross expenses	1.98%[6]	1.90%	1.93%	1.90%	1.86%
Net expenses[7]	1.98 [6]	1.90	1.93	1.80 [8]	1.71 [8]
Net investment loss	(0.04)	(0.20)	(0.79)	(0.89)	(0.26)

Portfolio turnover rate	13%	18%	23%	22%	59%

[1]	Per share amounts have been calculated using the average shares method.

[2]	Amount represents less than $0.01 per share.

[3]

Performance figures, exclusive of CDSC, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[4]

The total return includes gains from settlement of investment litigations. Without these gains, the total return would have been 13.64% and 52.97% for the years ended April 30, 2013 and April 30, 2010, respectively.

[5]

The total return reflects a payment received due to the settlement of a regulatory matter. Absent this payment, the total return would have been 18.69%. Class C received $831,056 related to this distribution.

[6]

Included in the expense ratios are certain non-recurring restructuring (and reorganization, if applicable) fees that were incurred by the Fund during the period. Without these fees, the gross and net expense ratios would both have been 1.95%.

[7]	The impact of compensating balance arrangements, if any, was less than 0.01%.

[8]	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

Legg Mason Capital Management All Cap Fund 2013 Annual Report	23

For a share of each class of beneficial interest outstanding throughout each year ended April 30:
Class I Shares[1]	2013	2012	2011	2010	2009

Net asset value, beginning of year	$8.62	$8.65	$7.23	$4.69	$7.51

Income (loss) from operations:
Net investment income (loss)	0.08	0.06	0.01	(0.01)	0.04
Net realized and unrealized gain (loss)	1.25	(0.05)	1.41	2.58	(2.86)
Total income (loss) from operations	1.33	0.01	1.42	2.57	(2.82)

Less distributions from:
Net investment income	(0.08)	(0.04)	—	(0.03)	—
Total distributions	(0.08)	(0.04)	—	(0.03)	—

Net asset value, end of year	$9.87	$8.62	$8.65	$7.23	$4.69
Total return[2]	15.51%[3]	0.20%	19.64%	54.76%[3]	(37.55)%

Net assets, end of year (000s)	$2,497	$1,530	$876	$589	$210

Ratios to average net assets:
Gross expenses	1.12%[4]	1.02%	1.12%	1.17%	0.99%
Net expenses[5,6]	1.02 [4,7]	1.00 [7]	0.99 [7]	1.01 [7]	0.61
Net investment income (loss)	0.91	0.70	0.15	(0.14)	0.79

Portfolio turnover rate	13%	18%	23%	22%	59%

[1]	Per share amounts have been calculated using the average shares method.

[2]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]

The total return includes gains from settlement of investment litigations. Without these gains, the total return would have been 14.69% and 54.33% for the years ended April 30, 2013 and April 30, 2010, respectively.

[4]

Included in the expense ratios are certain non-recurring restructuring (and reorganization, if applicable) fees that were incurred by the Fund during the period. Without these fees, the gross and net expense ratios would have been 1.10% and 0.99% respectively.

[5]	The impact of compensating balance arrangements, if any, was less than 0.01%.

[6]	Reflects fee waivers and/or expense reimbursements.

[7]

As a result of an expense limitation arrangement, effective September 18, 2009, the ratio of expenses, other than brokerage, interest, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class I shares did not exceed 1.00%. This expense limitation arrangement cannot be terminated prior to December 31, 2014 without the Board of Trustees’ consent.

See Notes to Financial Statements.

24	Legg Mason Capital Management All Cap Fund 2013 Annual Report

Notes to financial statements

1. Organization and significant accounting policies

Legg Mason Capital Management All Cap Fund (the “Fund”) is a separate non-diversified investment series of Legg Mason Partners Equity Trust (the “Trust”). The Trust, a Maryland statutory trust, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ. Subsequent events have been evaluated through the date the financial statements were issued.

(a) Investment valuation. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. The valuations for fixed income securities (which may include, but are not limited to, corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of valuation techniques and methodologies. The independent third party pricing services use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Short-term fixed income securities that will mature in 60 days or less are valued at amortized cost, unless it is determined that using this method would not reflect an investment’s fair value. When the Fund holds securities or other assets that are denominated in a foreign currency, the Fund will normally use the currency exchange rates as of 4:00 p.m. (Eastern Time). If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers or at the transaction price if the security has recently been purchased and no value has yet been obtained from a pricing service or pricing broker. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved by the Fund’s Board of Trustees.

The Board of Trustees is responsible for the valuation process and has delegated the supervision of the daily valuation process to the Legg Mason North American Fund Valuation Committee (the “Valuation Committee”). The Valuation Committee, pursuant to the policies adopted by the Board of Trustees, is responsible for making fair value determinations, evaluating the effectiveness of the Fund’s pricing policies, and reporting to the Board of Trustees. When determining the reliability of third party

Legg Mason Capital Management All Cap Fund 2013 Annual Report	25

pricing information for investments owned by the Fund, the Valuation Committee, among other things, conducts due diligence reviews of pricing vendors, monitors the daily change in prices and reviews transactions among market participants.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making fair value determinations. Examples of possible methodologies include, but are not limited to, multiple of earnings; discount from market of a similar freely traded security; discounted cash-flow analysis; book value or a multiple thereof; risk premium/yield analysis; yield to maturity; and/or fundamental investment analysis. The Valuation Committee will also consider factors it deems relevant and appropriate in light of the facts and circumstances. Examples of possible factors include, but are not limited to, the type of security; the issuer’s financial statements; the purchase price of the security; the discount from market value of unrestricted securities of the same class at the time of purchase; analysts’ research and observations from financial institutions; information regarding any transactions or offers with respect to the security; the existence of merger proposals or tender offers affecting the security; the price and extent of public trading in similar securities of the issuer or comparable companies; and the existence of a shelf registration for restricted securities.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Trustees, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such back testing monthly and fair valuation occurrences are reported to the Board of Trustees quarterly.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

GAAP establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

•	Level 1 — quoted prices in active markets for identical investments

•	Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

26	Legg Mason Capital Management All Cap Fund 2013 Annual Report

Notes to financial statements (cont’d)

The following is a summary of the inputs used in valuing the Fund’s assets carried at fair value:

ASSETS
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Common stocks†	$448,818,753	—	—	$448,818,753
Short-term investments†	—	$12,023,000	—	12,023,000
Total investments	$448,818,753	$12,023,000	—	$460,841,753

†	See Schedule of Investments for additional detailed categorizations.

(b) Repurchase agreements. The Fund may enter into repurchase agreements with institutions that its investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. Under the terms of a typical repurchase agreement, the Fund acquires a debt security subject to an obligation of the seller to repurchase, and of the Fund to resell, the security at an agreed-upon price and time, thereby determining the yield during the Fund’s holding period. When entering into repurchase agreements, it is the Fund’s policy that its custodian or a third party custodian, acting on the Fund’s behalf, take possession of the underlying collateral securities, the market value of which, at all times, at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction maturity exceeds one business day, the value of the collateral is marked-to-market and measured against the value of the agreement in an effort to ensure the adequacy of the collateral. If the counterparty defaults, the Fund generally has the right to use the collateral to satisfy the terms of the repurchase transaction. However, if the market value of the collateral declines during the period in which the Fund seeks to assert its rights or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

(c) Foreign currency translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.

The Fund does not isolate that portion of the results of operations resulting from fluctuations in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, including gains and losses on forward foreign currency contracts, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the

Legg Mason Capital Management All Cap Fund 2013 Annual Report	27

amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the values of assets and liabilities, other than investments in securities, on the date of valuation, resulting from changes in exchange rates.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

(d) Foreign investment risks. The Fund’s investments in foreign securities may involve risks not present in domestic investments. Since securities may be denominated in foreign currencies, may require settlement in foreign currencies or pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Fund. Foreign investments may also subject the Fund to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which affect the market and/or credit risk of the investments.

(e) Security transactions and investment income. Security transactions are accounted for on a trade date basis. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Foreign dividend income is recorded on the ex-dividend date or as soon as practicable after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults or a credit event occurs that impacts the issuer, the Fund may halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default or credit event.

(f) Distributions to shareholders. Distributions from net investment income and distributions of net realized gains, if any, are declared at least annually. Distributions to shareholders of the Fund are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

(g) Share class accounting. Investment income, common expenses and realized/unrealized gains (losses) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Fees relating to a specific class are charged directly to that share class.

(h) Compensating balance arrangements. The Fund has an arrangement with its custodian bank whereby a portion of the custodian’s fees is paid indirectly by credits earned on the Fund’s cash on deposit with the bank.

(i) Federal and other taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986 (the “Code”), as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute its taxable income and net realized gains, if any, to shareholders in accordance with timing requirements imposed by the Code. Therefore, no federal or state income tax provision is required in the Fund’s financial statements.

28	Legg Mason Capital Management All Cap Fund 2013 Annual Report

Notes to financial statements (cont’d)

Management has analyzed the Fund’s tax positions taken on income tax returns for all open tax years and has concluded that as of April 30, 2013, no provision for income tax is required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

Under the applicable foreign tax laws, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

(j) Reclassification. GAAP requires that certain components of net assets be reclassified to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. During the current year, the following reclassifications have been made:

	Undistributed Net Investment Income	Accumulated Net Realized Loss	Paid-in Capital
(a)	$91,470	—	$(91,470)
(b)	(271,117)	$271,117	—

(a)	Reclassifications are primarily due to non-deductible reorganization costs for tax purposes.

(b)

Reclassifications are primarily due to foreign currency transactions treated as ordinary income for tax purposes and book/tax differences in the treatment of distributions received from certain investments.

2. Investment management agreement and other transactions with affiliates

Legg Mason Capital Management, LLC (“LMCM”) is the Fund’s investment manager and Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the sub-administrator to the Fund. Western Asset Management (“Western Asset”) manages the Fund’s cash and short-term instruments. LMCM, LMPFA and Western Asset are wholly-owned subsidiaries of Legg Mason, Inc. (“Legg Mason”).

Under the investment management agreement, the Fund pays LMCM an investment management fee, calculated daily and paid monthly, at an annual rate of 0.70% of the Fund’s average daily net assets up to $2 billion and 0.65% of the Fund’s average daily net assets in excess of $2 billion.

LMPFA provides certain administrative services to the Fund pursuant to a sub-administration agreement between LMCM and LMPFA. LMCM, not the Fund, pays LMPFA for its services as sub-administrator and Western Asset for its management of the Fund’s cash and short-term instruments.

As a result of expense limitation arrangements between the Fund and LMCM, the ratio of expenses, other than brokerage, interest, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class 1 shares did not exceed the total net annual operating expense of Class A shares less the 12b-1 differential of 0.25% through December 31, 2012. Effective January 1, 2013, the total annual operating expenses for Class 1 shares did not exceed those for Class A Shares. In addition, the ratio of expenses, other than brokerage, interest, taxes, extraordinary expenses and acquired fund fees and expenses to average net assets of Class A2 shares and Class I shares did not exceed 1.42% and 1.00%, respectively.

Legg Mason Capital Management All Cap Fund 2013 Annual Report	29

These expense limitation arrangements cannot be terminated prior to December 31, 2014 without the Board of Trustees’ consent.

During the year ended April 30, 2013, fees waived and/or expenses reimbursed amounted to $11,689.

The investment manager is permitted to recapture amounts waived or reimbursed to a class during the same fiscal year if the class’ total annual operating expenses have fallen to a level below the expense limitation (“expense cap”) in effect at the time the fees were earned or the expenses incurred. In no case will the investment manager recapture any amount that would result, on any particular business day of the Fund, in the class’ total annual operating expenses exceeding the expense cap or any other lower limit then in effect.

Legg Mason Investor Services, LLC (“LMIS”), a wholly-owned broker-dealer subsidiary of Legg Mason, serves as the Fund’s sole and exclusive distributor.

There is a maximum initial sales charge of 5.75% for Class A and Class A2 shares. There was a contingent deferred sales charge (“CDSC”) of 5.00% on Class B shares, which applied if redemption occurred within 12 months from purchase payment. This CDSC declined by 1.00% per year until no CDSC is incurred. Class C shares have a 1.00% CDSC, which applies if redemption occurs within 12 months from purchase payment. In certain cases, Class A and Class A2 shares have a 1.00% CDSC, which applies if redemption occurs within 18 months from purchase payment (or within 12 months for shares purchased prior to August 1, 2012 for Class A). This CDSC only applies to those purchases of Class A and Class A2 shares, which, when combined with current holdings of other shares of funds sold by LMIS, equal or exceed $1,000,000 in the aggregate. These purchases do not incur an initial sales charge.

For the year ended April 30, 2013, LMIS and its affiliates retained sales charges of $53,066 and $4,081 on sales of the Fund’s Class A and Class A2 shares, respectively. In addition, for the year ended April 30, 2013, CDSC’s paid to LMIS and its affiliates were:

	Class A	Class B	Class C
CDSCs	$114	$14,582	$200

The Fund had adopted an unfunded, non-qualified deferred compensation plan (the “Plan”) which allowed non-interested trustees (“Independent Trustees”) to defer the receipt of all or a portion of their fees earned until a later date specified by the Independent Trustees. The deferred balances are reported in the Statement of Assets and Liabilities under Trustees’ fees payable and are considered a general obligation of the Fund and any payments made pursuant to the Plan will be made from the Fund’s general assets. The Plan was terminated effective January 1, 2007. This change had no effect on fees previously deferred. As of April 30, 2013, the Fund had accrued $1,685 as deferred compensation payable.

All outstanding Class B shares of the Fund were converted to Class A shares of the Fund, at the close of business on March 15, 2013.

30	Legg Mason Capital Management All Cap Fund 2013 Annual Report

Notes to financial statements (cont’d)

All officers and one Trustee of the Trust are employees of Legg Mason or its affiliates and do not receive compensation from the Trust.

3. Investments

During the year ended April 30, 2013, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) were as follows:

Purchases	$57,627,319
Sales	119,226,737

At April 30, 2013, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were as follows:

Gross unrealized appreciation	$128,925,341
Gross unrealized depreciation	(23,861,733)
Net unrealized appreciation	$105,063,608

4. Derivative instruments and hedging activities

GAAP requires enhanced disclosure about an entity’s derivative and hedging activities.

During the year ended April 30, 2013, the Fund did not invest in any derivative instruments.

5. Class specific expenses, waivers and/or expense reimbursements

The Fund has adopted a Rule 12b-1 distribution plan and under that plan the Fund pays a service fee with respect to its Class A, Class A2, Class B and Class C shares calculated at the annual rate of 0.25% of the average daily net assets of each respective class. The Fund also pays a distribution fee with respect to its Class B and Class C shares calculated at the annual rate of 0.75% of the average daily net assets of each class, respectively. Service and distribution fees are accrued daily and paid monthly.

For the year ended April 30, 2013, class specific expenses were as follows:

	Service and/or Distribution Fees	Transfer Agent Fees
Class 1	—	$475,887
Class A	$453,642	692,712
Class A2†	35,067	59,669
Class B‡	187,120	111,710
Class C	521,665	95,039
Class I	—	6,935
Total	$1,197,494	$1,441,952

†	For the period March 22, 2013 (inception date) to April 30, 2013.

‡	On March 15, 2013, the Fund converted its Class B shares into Class A shares.

Legg Mason Capital Management All Cap Fund 2013 Annual Report	31

For the year ended April 30, 2013, waivers and/or expense reimbursements by class were as follows:

Waivers/Expense Reimbursements
Class 1	—
Class A	—
Class A2†	$9,484
Class B‡	—
Class C	—
Class I	2,205
Total	$11,689

†	For the period March 22, 2013 (inception date) to April 30, 2013.

‡	On March 15, 2013, the Fund converted its Class B shares into Class A shares.

6. Distributions to shareholders by class

	Year Ended April 30, 2013	Year Ended April 30, 2012
Net Investment Income:
Class 1	$1,139,940	$757,526
Class A	739,049	236,789
Class A2†	—	—
Class B‡	—	133,433
Class C	—	235,169
Class I	21,089	5,704
Total	$1,900,078	$1,368,621

†	For the period March 22, 2013 (inception date) to April 30, 2013.

‡	On March 15, 2013, the Fund converted its Class B shares into Class A shares.

7. Shares of beneficial interest

At April 30, 2013, the Trust had an unlimited number of shares of beneficial interest authorized with a par value of $0.00001 per share. The Fund has the ability to issue multiple classes of shares. Each class of shares represents an identical interest and has the same rights, except that each class bears certain direct expenses, including those specifically related to the distribution of its shares.

Transactions in shares of each class were as follows:

	Year Ended April 30, 2013		Year Ended April 30, 2012
	Shares	Amount	Shares	Amount
Class 1
Shares sold	—	—	4,923	$42,970
Shares issued on reinvestment	133,170	$1,139,940	100,468	757,526
Shares repurchased	(2,645,295)	(23,164,549)	(3,006,634)	(23,834,569)
Net decrease	(2,512,125)	$(22,024,609)	(2,901,243)	$(23,034,073)

Class A
Shares sold	3,788,935	$34,655,711	2,018,351	$16,009,315
Shares issued on reinvestment	85,569	728,195	31,167	233,755
Shares repurchased	(18,008,961)	(170,467,294)	(4,684,333)	(36,683,192)
Net decrease	(14,134,457)	$(135,083,388)	(2,634,815)	$(20,440,122)

32	Legg Mason Capital Management All Cap Fund 2013 Annual Report

Notes to financial statements (cont’d)

	Year Ended April 30, 2013		Year Ended April 30, 2012
	Shares	Amount	Shares	Amount
Class A2†
Shares sold	14,471,779	$140,086,444	—	—
Shares repurchased	(286,684)	(2,723,796)	—	—
Net increase	14,185,095	$137,362,648	—	—

Class B‡
Shares sold	1,812	$14,286	43,882	$332,641
Shares issued on reinvestment	—	—	18,072	131,382
Shares repurchased	(3,364,300)	(28,506,734)	(1,580,192)	(11,693,030)
Net decrease	(3,362,488)	$(28,492,448)	(1,518,238)	$(11,229,007)

Class C
Shares sold	74,529	$600,489	137,000	$1,016,053
Shares issued on reinvestment	—	—	30,774	227,421
Shares repurchased	(1,194,436)	(9,592,355)	(1,735,905)	(12,765,681)
Net decrease	(1,119,907)	$(8,991,866)	(1,568,131)	$(11,522,207)

Class I
Shares sold	205,178	$1,756,870	109,750	$877,723
Shares issued on reinvestment	1,776	15,235	539	4,072
Shares repurchased	(131,337)	(1,181,939)	(34,018)	(274,473)
Net increase	75,617	$590,166	76,271	$607,322

†	For the period March 22, 2013 (inception date) to April 30, 2013.

‡	On March 15, 2013, the Fund converted its Class B shares into Class A shares.

8. Income tax information and distributions to shareholders

The tax character of distributions paid during the fiscal years ended April 30, was as follows:

	2013	2012
Distributions Paid From:
Ordinary income	$1,900,078	$1,368,621

Legg Mason Capital Management All Cap Fund 2013 Annual Report	33

As of April 30, 2013, the components of accumulated earnings on a tax basis were as follows:

Total undistributed earnings	$389,583
Capital loss carryforward*	(400,249,313)
Other book/tax temporary differences(a)	(39,269)
Unrealized appreciation (depreciation)(b)	105,065,000
Total accumulated earnings (losses) — net	$(294,833,999)

*	During the taxable year ended April 30, 2013, the Fund utilized $22,906,461 of its capital loss carryforwards available from prior years. As of April 30, 2013, the Fund had the following net capital loss carryforwards remaining:

Year of Expiration	Amount
4/30/2017	$(225,673,437)
4/30/2018	(174,575,876)
$(400,249,313)

These amounts will be available to offset any future taxable capital gains.

(a)	Other book/tax temporary differences are attributable primarily to the book/tax differences in the timing of the deductibility of various expenses.

(b)

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales and book/tax differences in the treatment of partnership interests.

9. Reorganization

The Fund’s Board of Trustees has approved a reorganization pursuant to which the Fund’s assets would be acquired, and its liabilities would be assumed, by ClearBridge Large Cap Value Fund (the “Acquiring Fund”), in exchange for shares of the Acquiring Fund. The Fund would then be terminated, and shares of the Acquiring Fund would be distributed to Fund shareholders. The reorganization is subject to the satisfaction of certain conditions, including approval by Fund shareholders. Proxy materials describing the reorganization were mailed in April 2013. If the reorganization is approved by Fund shareholders, it is expected to occur on or about July 19, 2013.

34	Legg Mason Capital Management All Cap Fund 2013 Annual Report

Report of independent registered public accounting firm

The Board of Trustees and Shareholders

Legg Mason Partners Equity Trust:

We have audited the accompanying statement of assets and liabilities of Legg Mason Capital Management All Cap Fund (the “Fund”), a series of Legg Mason Partners Equity Trust, including the schedule of investments, as of April 30, 2013, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of April 30, 2013, by correspondence with the custodian and broker or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Legg Mason Capital Management All Cap Fund as of April 30, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York

June 17, 2013

Legg Mason Capital Management All Cap Fund	35

Board approval of management agreement (unaudited)

At a meeting of the Trust’s Board of Trustees, the Board considered the re-approval for an annual period of the management agreement pursuant to which Legg Mason Capital Management, LLC (the “Manager”) provides the Fund with investment advisory and administrative services and day-to-day management of the Fund’s portfolio and the sub-advisory agreement pursuant to which Western Asset Management Company (the “Sub-Adviser”) provides day-to-day management of the Fund’s cash and short-term instruments. (The management agreement and sub-advisory agreement are collectively referred to as the “Agreements.”) The Manager and the Sub-Adviser are wholly-owned subsidiaries of Legg Mason, Inc. The Trustees who are not “interested persons” (as defined in the Investment Company Act of 1940, as amended (the “Independent Trustees”)) of the Fund were assisted in their review by Fund counsel and independent legal counsel and met with independent legal counsel in executive sessions separate from representatives of the Manager and the Sub-Adviser. The Independent Trustees requested and received information from the Manager and the Sub-Adviser they deemed reasonably necessary for their review of the Agreements and the performance of the Manager and the Sub-Adviser. Included was information about the Manager, the Sub-Adviser and the Fund’s distributor, as well as the management, sub-advisory and distribution arrangements for the Fund and other funds overseen by the Board. This information was initially reviewed by a special committee of the Independent Trustees and then by the full Board.

In voting to approve the Agreements, the Independent Trustees considered whether the approval of the Agreements would be in the best interests of the Fund and its shareholders, an evaluation based on several factors including those discussed below.

Nature, extent and quality of the services provided to the Fund under the management agreement and sub-advisory agreement

The Board received and considered information regarding the nature, extent and quality of services provided to the Fund by the Manager and the Sub-Adviser under the Management Agreement and Sub-Advisory Agreement, respectively, during the past year. The Trustees also considered the Manager’s supervisory activities over the Sub-Adviser. In addition, the Independent Trustees received and considered other information regarding the administrative and other services rendered to the Fund and its shareholders by the Manager and its affiliates. The Board noted information received at regular meetings throughout the year related to the services rendered by the Manager in its management of the Fund’s affairs and the Manager’s role in coordinating the activities of the Sub-Adviser and the Fund’s other service providers. The Board’s evaluation of the services provided by the Manager and the Sub-Adviser took into account the Board’s knowledge and familiarity gained as Trustees of funds in the Legg Mason fund complex, including the scope and quality of the investment management and other capabilities of the Manager and the Sub-Adviser and the quality of the administrative and other services provided by the Manager and its affiliates. The Board observed that the scope of services provided by the Manager had expanded over time as a result of regulatory and other

36	Legg Mason Capital Management All Cap Fund

Board approval of management agreement (unaudited) (cont’d)

developments, including maintaining and monitoring its own and the Fund’s compliance programs. The Board reviewed information received from the Manager and the Fund’s Chief Compliance Officer regarding the Fund’s compliance policies and procedures established pursuant to Rule 38a-1 under the Investment Company Act of 1940, as amended.

The Board reviewed the qualifications, backgrounds and responsibilities of the Fund’s senior personnel and the portfolio management team primarily responsible for the day-to-day portfolio management of the Fund. The Board considered the degree to which the Manager implemented organizational changes to improve investment results and the services provided to the Legg Mason fund complex. The Board also considered, based on its knowledge of the Manager and the Manager’s affiliates, the financial resources available to the Manager’s parent organization, Legg Mason, Inc.

The Board also considered the division of responsibilities between the Manager and the Sub-Adviser and the oversight provided by the Manager. The Board also considered the Manager’s brokerage policies and practices, the standards applied in seeking best execution, the Manager’s policies and practices regarding soft dollars, and the existence of quality controls applicable to brokerage allocation procedures. In addition, management also reported to the Board on, among other things, its business plans, recent organizational changes, portfolio manager compensation plan and policy regarding portfolio managers’ ownership of fund shares.

The Board concluded that, overall, it was satisfied with the nature, extent and quality of services provided (and expected to be provided) under the respective Agreement by the Manager and the Sub-Adviser.

Fund performance

The Board received and reviewed performance information for the Fund and for all retail and institutional multi-cap core funds (the “Performance Universe”) selected by Lipper, Inc. (“Lipper”), an independent provider of investment company data. The Board was provided with a description of the methodology Lipper used to determine the similarity of the Fund with the funds included in the Performance Universe. The Trustees noted that they also had received and discussed with management at periodic intervals information on the investment performance of the Fund in comparison to similar mutual funds and benchmark performance indices. The information comparing the Fund’s performance to that of the Performance Universe was for the one-, three-, five- and ten-year periods ended June 30, 2012. The Fund performed better than the median performance of the funds in the Performance Universe for the one- and three-year periods, but performed below the median performance of the funds in the Performance Universe for the five- and ten-year periods. The Board also reviewed performance information provided by the Manager for periods ended September 30, 2012, which showed that the Fund’s performance was below the Lipper category average during the third quarter. The Trustees then discussed with representatives of management the portfolio management strategy of the Fund’s portfolio managers. The Trustees noted that the Manager was committed to providing the resources necessary to assist the Fund’s

Legg Mason Capital Management All Cap Fund	37

portfolio managers and to continue to improve Fund performance. Based on its review, the Board generally was satisfied with the Fund’s performance and management’s efforts to continue to improve performance going forward. The Board determined to continue to evaluate the Fund’s performance and directed the Independent Trustees’ performance committee to continue to periodically review Fund performance with the Manager and report to the full Board during periods between Board meetings.

Management fees and expense ratios

The Board reviewed and considered the contractual management fee (the “Contractual Management Fee”) payable by the Fund to the Manager in light of the nature, extent and quality of the management and sub-advisory services provided by the Manager and the Sub-Adviser, respectively. The Board noted that the Manager, and not the Fund, pays the sub-advisory fee to the Sub-Adviser and, accordingly, that the retention of the Sub-Adviser does not increase the fees and expenses incurred by the Fund.

The Board also reviewed information regarding the fees the Manager charged any of its U.S. clients investing primarily in an asset class similar to that of the Fund including, where applicable, institutional separate and commingled accounts and retail managed accounts. The Manager reviewed with the Board the significant differences in the scope of services provided to the Fund and to such other clients, noting that the Fund is provided with regulatory compliance and administrative services, office facilities and Fund officers (including the Fund’s chief financial, chief legal and chief compliance officers), and that the Manager coordinates and oversees the provision of services to the Fund by other fund service providers, including the Sub-Adviser. The Board considered the fee comparisons in light of the scope of services required to manage these different types of accounts.

The Board received an analysis of complex-wide management fees provided by the Manager, which, among other things, set out a framework of fees based on asset classes. Management also discussed with the Board the Fund’s distribution arrangements, including how amounts received by the Fund’s distributor are expended, and the fees received and expenses incurred in connection with such arrangements by affiliates of the Manager.

Additionally, the Board received and considered information comparing the Fund’s Contractual Management Fee and the Fund’s overall expense ratio with those of a group of 15 retail front-end load multi-cap core funds selected by Lipper as comparable to the Fund (the “Expense Group”), and a broader group of funds selected by Lipper consisting of all retail front-end load multi-cap core funds (the “Expense Universe”). This information showed that the Fund’s Contractual Management Fee was lower than the median of management fees paid by the funds in the Expense Group and higher than the average management fee paid by the funds in the Expense Universe, and that the Fund’s total expense ratio was higher than the median of the total expense ratios of the funds in the Expense Group and higher than the average total expense ratio of the funds in the Expense Universe. The

38	Legg Mason Capital Management All Cap Fund

Board approval of management agreement (unaudited) (cont’d)

Trustees noted that the Fund’s total expense ratio was impacted by transfer agent costs that were higher than the average transfer agent costs of the funds in the Expense Group and the Expense Universe. The Trustees also noted the Manager’s fee waiver and/or expense reimbursement arrangement, if any.

Manager profitability

The Board received and considered a profitability analysis of the Manager and its affiliates in providing services to the Fund. The Board also received profitability information with respect to the Legg Mason fund complex as a whole. In addition, the Board received information with respect to the Manager’s allocation methodologies used in preparing this profitability data as well as a report from an outside consultant that had reviewed the Manager’s methodology. The Board also noted the profitability percentage ranges determined by appropriate court cases to be reasonable given the services rendered to investment companies. The Board determined that the Manager’s profitability was not excessive in light of the nature, extent and quality of the services provided to the Fund.

Economies of scale

The Board received and considered information regarding whether there have been economies of scale with respect to the management of the Fund as the Fund’s assets grow, whether the Fund has appropriately benefited from any economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered whether economies of scale in the provision of services to the Fund were being passed along to the shareholders.

The Board noted that the Fund’s Contractual Management Fee had breakpoints, reflecting the potential for reducing the Contractual Management Fee as the Fund’s assets grow. The Board noted that the Fund’s assets had not yet reached the specified asset level at which a breakpoint to its Contractual Management Fee would be triggered. The Board noted, however, that the Contractual Management Fee increases the potential for sharing economies of scale with shareholders to the extent the Fund’s assets grow than if no breakpoints were in place. The Board also noted that to the extent the Fund’s assets increase over time, the Fund and its shareholders should realize other economies of scale as certain expenses, such as fixed fund fees, become a smaller percentage of overall assets. The Board noted that it appeared that the benefits of any economies of scale also would be appropriately shared with shareholders through increased investment in fund management and administration resources.

Taking all of the above into consideration, the Board determined that the management fee was reasonable in light of the comparative performance and expense information and the nature, extent and quality of the services provided to the Fund under the Agreements.

Legg Mason Capital Management All Cap Fund 2013 Annual Report	39

Other benefits to the manager

The Board considered other benefits received by the Manager and its affiliates, including the Sub-Adviser, as a result of the Manager’s relationship with the Fund, including the opportunity to offer additional products and services to Fund shareholders.

In light of the costs of providing investment management and other services to the Fund and the Manager’s ongoing commitment to the Fund, the profits and other ancillary benefits that the Manager and its affiliates received were considered reasonable.

Based on their discussions and considerations, including those described above, the Trustees approved the Management Agreement and the Sub-Advisory Agreement to continue for another year.

No single factor reviewed by the Board was identified by the Board as the principal factor in determining whether to approve the Management Agreement and the Sub-Advisory Agreement.

40	Legg Mason Capital Management All Cap Fund

Additional information (unaudited)

Information about Trustees and Officers

The business and affairs of Legg Mason Capital Management All Cap Fund (the “Fund”) are conducted by management under the supervision and subject to the direction of its Board of Trustees. The business address of each Trustee is c/o Kenneth D. Fuller, 100 International Drive, 5th Floor, Baltimore, Maryland 21202. Information pertaining to the Trustees and officers of the Fund is set forth below.

The Statement of Additional Information includes additional information about Trustees and is available, without charge, upon request by calling the Fund at 1-877-721-1926.

Independent Trustees†:
Paul R. Ades
Year of birth	1940
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1983
Principal occupation(s) during past five years	Paul R. Ades, PLLC (law firm) (since 2000)
Number of funds in fund complex overseen by Trustee	52
Other board memberships held by Trustee	None
Andrew L. Breech
Year of birth	1952
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1991
Principal occupation(s) during past five years	President, Dealer Operating Control Service, Inc. (automotive retail management) (since 1985)
Number of funds in fund complex overseen by Trustee	52
Other board memberships held by Trustee	None
Dwight B. Crane
Year of birth	1937
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1981
Principal occupation(s) during past five years	Professor Emeritus, Harvard Business School (since 2007); formerly, Professor, Harvard Business School (1969 to 2007); Independent Consultant (since 1969)
Number of funds in fund complex overseen by Trustee	52
Other board memberships held by Trustee	None

Legg Mason Capital Management All Cap Fund	41

Independent Trustees cont’d
Frank G. Hubbard
Year of birth	1937
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1993
Principal occupation(s) during past five years	President, Avatar International Inc. (business development) (since 1998)
Number of funds in fund complex overseen by Trustee	52
Other board memberships held by Trustee	None
Howard J. Johnson
Year of birth	1938
Position(s) with Trust	Trustee and Chairman
Term of office[1] and length of time served[2]	From 1981 to 1998; since 2000 and since 2013
Principal occupation(s) during past five years	Chief Executive Officer, Genesis Imaging LLC (technology company) (since 2003)
Number of funds in fund complex overseen by Trustee	52
Other board memberships held by Trustee	None
Jerome H. Miller
Year of birth	1938
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1995
Principal occupation(s) during past five years	Retired
Number of funds in fund complex overseen by Trustee	52
Other board memberships held by Trustee	None
Ken Miller
Year of birth	1942
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1983
Principal occupation(s) during past five years	Retired; formerly, President, Young Stuff Apparel Group, Inc. (apparel manufacturer), division of Li & Fung (1963 to 2012)
Number of funds in fund complex overseen by Trustee	52
Other board memberships held by Trustee	None

42	Legg Mason Capital Management All Cap Fund

Additional information (unaudited) (cont’d)

Information about Trustees and Officers

Independent Trustees cont’d
John J. Murphy
Year of birth	1944
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 2002
Principal occupation(s) during past five years	Founder and Senior Principal, Murphy Capital Management (investment management) (since 1983)
Number of funds in fund complex overseen by Trustee	52
Other board memberships held by Trustee	Trustee, UBS Funds (52 funds) (since 2008); Trustee, Consulting Group Capital Markets Funds (11 funds) (since 2002); formerly, Director, Nicholas Applegate Institutional Funds (12 funds) (2005 to 2010); formerly, Director, Atlantic Stewardship Bank (2004 to 2005); formerly, Director, Barclays International Funds Group Ltd. and affiliated companies (1983 to 2003)
Thomas F. Schlafly
Year of birth	1948
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1983
Principal occupation(s) during past five years	Chairman, The Saint Louis Brewery, LLC (brewery) (since 2012); formerly, President, The Saint Louis Brewery, Inc. (1989 to 2012); Partner, Thompson Coburn LLP (law firm) (since 2009); formerly, Of Counsel, Husch Blackwell Sanders LLP (law firm) and its predecessor firms (1984 to 2009)
Number of funds in fund complex overseen by Trustee	52
Other board memberships held by Trustee	Director, Citizens National Bank of Greater St. Louis (since 2006)
Jerry A. Viscione
Year of birth	1944
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1993
Principal occupation(s) during past five years	Retired
Number of funds in fund complex overseen by Trustee	52
Other board memberships held by Trustee	None

Legg Mason Capital Management All Cap Fund	43

Interested Trustee and Officer:
Kenneth D. Fuller[3]
Year of birth	1958
Position(s) with Trust	Trustee, President and Chief Executive Officer
Term of office[1] and length of time served[2]	Since 2013
Principal occupation(s) during past five years

Managing Director of Legg Mason & Co., LLC (“Legg Mason & Co.”) (since 2013); Officer and/or Trustee/Director of 162 funds associated with Legg Mason Partners Fund Advisor, LLC (“LMPFA”) or its affiliates (since 2013); President and Chief Executive Officer of LM Asset Services, LLC (“LMAS”) (formerly a registered investment adviser) (since 2013); formerly, Senior Vice President of LMPFA (2012 to 2013); formerly, Director of Legg Mason & Co. (2012 to 2013); formerly, Vice President of Legg Mason & Co. (2009 to 2012); formerly, Vice President — Equity Division of T. Rowe Price Associates (1993 to 2009), as well as Investment Analyst and Portfolio Manager for certain asset allocation accounts (2004 to 2009)

Number of funds in fund complex overseen by Trustee	151
Other board memberships held by Trustee	None
Additional Officers
Ted P. Becker Legg Mason 620 Eighth Avenue, 49th Floor, New York, NY 10018
Year of birth	1951
Position(s) with Trust	Chief Compliance Officer
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during past five years	Director of Global Compliance at Legg Mason (since 2006); Chief Compliance Officer of LMPFA (since 2006); Managing Director of Compliance of Legg Mason & Co. (since 2005); Chief Compliance Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006)
Vanessa A. Williams Legg Mason 100 First Stamford Place, 6th Floor, Stamford, CT 06902
Year of birth	1979
Position(s) with Trust	Chief Anti-Money Laundering Compliance Officer and Identity Theft Prevention Officer
Term of office[1] and length of time served[2]	Since 2011
Principal occupation(s) during past five years	Vice President of Legg Mason & Co. (since 2012); Identity Theft Prevention Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2011); Chief Anti-Money Laundering Compliance Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2011); formerly, Senior Compliance Officer of Legg Mason & Co. (2008 to 2011); formerly, Compliance Analyst of Legg Mason & Co. (2006 to 2008) and Legg Mason & Co. predecessors (prior to 2006)

44	Legg Mason Capital Management All Cap Fund

Additional information (unaudited) (cont’d)

Information about Trustees and Officers

Additional Officers cont’d
Robert I. Frenkel Legg Mason 100 First Stamford Place, 6th Floor, Stamford, CT 06902
Year of birth	1954
Position(s) with Trust	Secretary and Chief Legal Officer
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during past five years	Vice President and Deputy General Counsel of Legg Mason (since 2006); Managing Director and General Counsel of Global Mutual Funds for Legg Mason & Co. (since 2006) and Legg Mason & Co. predecessors (since 1994); Secretary and Chief Legal Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006)
Thomas C. Mandia Legg Mason 100 First Stamford Place, 6th Floor, Stamford, CT 06902
Year of birth	1962
Position(s) with Trust	Assistant Secretary
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during past five years	Managing Director and Deputy General Counsel of Legg Mason & Co. (since 2005) and Legg Mason & Co. predecessors (prior to 2005); Secretary of LMPFA (since 2006); Assistant Secretary of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006); Secretary to LMAS (since 2002)
Richard F. Sennett Legg Mason 100 International Drive, 5th Floor, Baltimore, MD 21202
Year of birth	1970
Position(s) with Trust	Principal Financial Officer
Term of office[1] and length of time served[2]	Since 2011
Principal occupation(s) during past five years	Principal Financial Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2011); Managing Director of Legg Mason & Co. and Senior Manager of the Treasury Policy group for Legg Mason & Co.’s Global Fiduciary Platform (since 2011); formerly, Chief Accountant within the SEC’s Division of Investment Management (2007 to 2011); formerly, Assistant Chief Accountant within the SEC’s Division of Investment Management (2002 to 2007)

Legg Mason Capital Management All Cap Fund	45

Additional Officers cont’d
Albert Laskaj Legg Mason 100 First Stamford Place, 6th Floor, Stamford, CT 06902
Year of birth	1977
Position(s) with Trust	Treasurer
Term of office[1] and length of time served[2]	Since 2010
Principal occupation(s) during past five years	Director of Legg Mason & Co. (since 2013); Vice President of Legg Mason & Co. (2008 to 2013); Treasurer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2010); formerly, Controller of certain mutual funds associated with Legg Mason & Co. or its affiliates (prior to 2010)
Jeanne M. Kelly Legg Mason 620 Eighth Avenue, 49th Floor, New York, NY 10018
Year of birth	1951
Position(s) with Trust	Senior Vice President
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during past five years	Senior Vice President of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2007); Senior Vice President of LMPFA (since 2006); Managing Director of Legg Mason & Co. (since 2005) and Legg Mason & Co. predecessors (prior to 2005)

†	Trustees who are not “interested persons” of the Fund within the meaning of Section 2(a)(19) of the 1940 Act.

[1]	Each Trustee and officer serves until his or her respective successor has been duly elected and qualified or until his or her earlier death, resignation, retirement or removal.

[2]	Indicates the earliest year in which the Trustee became a board member for a fund in the Legg Mason fund complex or the officer took such office.

[3]

Effective June 1, 2013, Mr. Fuller was appointed to the position of President and Chief Executive Officer. Prior to this date, R. Jay Gerken served as Chairman, President and Chief Executive Officer. Mr. Gerken retired effective May 31, 2013. Mr. Fuller is an “interested person” of the Fund, as defined in the 1940 Act, because of his position with LMPFA and/or certain of its affiliates.

46	Legg Mason Capital Management All Cap Fund

Important tax information (unaudited)

The following information is provided with respect to the distributions paid during the taxable year ended April 30, 2013:

Record date:	12/26/2012
Payable date:	12/27/2012
Ordinary income:
Qualified dividend income for individuals	100.00%
Dividends qualifying for the dividends received deduction for corporations	100.00%

Please retain this information for your records.

Legg Mason Capital Management

All Cap Fund

Trustees

Paul R. Ades

Andrew L. Breech

Dwight B. Crane

Kenneth D. Fuller* President

Frank G. Hubbard

Howard J. Johnson*

Chairman

Jerome H. Miller

Ken Miller

John J. Murphy

Thomas F. Schlafly

Jerry A. Viscione

Investment manager

Legg Mason Capital Management, LLC

Sub-administrator

Legg Mason Partners Fund Advisor, LLC

Distributor

Legg Mason Investor Services, LLC

Custodian

State Street Bank and Trust Company

Co-transfer agents

Boston Financial Data Services, Inc.

2000 Crown Colony Drive

Quincy, MA 02169

BNY Mellon Asset Servicing

4400 Computer Drive

Westborogh, MA 0158

Independent registered public accounting firm

KPMG LLP

345 Park Avenue

New York, NY 10154

*	Effective June 1, 2013, Mr. Johnson became Chairman and Mr. Fuller became a Trustee, President and Chief Executive Officer.

Legg Mason Capital Management All Cap Fund

The Fund is a separate investment series of Legg Mason Partners Equity Trust, a Maryland statutory trust.

Legg Mason Capital Management All Cap Fund

Legg Mason Funds

620 Eighth Avenue, 49th Floor

New York, NY 10018

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q, shareholders can call the Fund at 1-877-721-1926.

Information on how the Fund voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Fund uses to determine how to vote proxies related to portfolio transactions are available (1) without charge, upon request, by calling the Fund at 1-877-721-1926 (2) on the Fund’s website at www.leggmason.com/individualinvestors and (3) on the SEC’s website at www.sec.gov.

This report is submitted for the general information of the shareholders of Legg Mason Capital Management All Cap Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by a current prospectus.

Investors should consider the Fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the Fund. Please read the prospectus carefully before investing.

www.leggmason.com/individualinvestors

©2013 Legg Mason Investor Services, LLC

Member FINRA, SIPC

Legg Mason Funds Privacy and Security Notice

Your Privacy and the Security of Your Personal Information is Very Important to the Legg Mason Funds

This Privacy and Security Notice (the “Privacy Notice”) addresses the Legg Mason Funds’ privacy and data protection practices with respect to nonpublic personal information the Funds receive. The Legg Mason Funds include any funds sold by the Funds’ distributor, Legg Mason Investor Services, LLC, as well as Legg Mason-sponsored closed-end funds and certain closed-end funds managed or sub-advised by Legg Mason or its affiliates. The provisions of this Privacy Notice apply to your information both while you are a shareholder and after you are no longer invested with the Funds.

The Type of Nonpublic Personal Information the Funds Collect About You

The Funds collect and maintain nonpublic personal information about you in connection with your shareholder account. Such information may include, but is not limited to:

•	Personal information included on applications or other forms;
•	Account balances, transactions, and mutual fund holdings and positions;
•	Online account access user IDs, passwords, security challenge question responses; and
•	Information received from consumer reporting agencies regarding credit history and creditworthiness (such as the amount of an individual’s total debt, payment history, etc.).

How the Funds Use Nonpublic Personal Information About You

The Funds do not sell or share your nonpublic personal information with third parties or with affiliates for their marketing purposes, or with other financial institutions or affiliates for joint marketing purposes, unless you have authorized the Funds to do so. The Funds do not disclose any nonpublic personal information about you except as may be required to perform transactions or services you have authorized or as permitted or required by law. The Funds may disclose information about you to:

•	Employees, agents, and affiliates on a “need to know” basis to enable the Funds to conduct ordinary business or comply with obligations to government regulators;
•

Service providers, including the Funds’ affiliates, who assist the Funds as part of the ordinary course of business (such as printing, mailing services, or processing or servicing your account with us) or otherwise perform services on the Funds’ behalf, including companies that may perform marketing services solely for the Funds;

•	The Funds’ representatives such as legal counsel, accountants and auditors; and
•	Fiduciaries or representatives acting on your behalf, such as an IRA custodian or trustee of a grantor trust.

NOT PART OF THE ANNUAL REPORT

Legg Mason Funds Privacy and Security Notice (cont’d)

Except as otherwise permitted by applicable law, companies acting on the Funds’ behalf are contractually obligated to keep nonpublic personal information the Funds provide to them confidential and to use the information the Funds share only to provide the services the Funds ask them to perform.

The Funds may disclose nonpublic personal information about you when necessary to enforce their rights or protect against fraud, or as permitted or required by applicable law, such as in connection with a law enforcement or regulatory request, subpoena, or similar legal process. In the event of a corporate action or in the event a Fund service provider changes, the Funds may be required to disclose your nonpublic personal information to third parties. While it is the Funds’ practice to obtain protections for disclosed information in these types of transactions, the Funds cannot guarantee their privacy policy will remain unchanged.

Keeping You Informed of the Funds’ Privacy and Security Practices

The Funds will notify you annually of their privacy policy as required by federal law. While the Funds reserve the right to modify this policy at any time they will notify you promptly if this privacy policy changes.

The Funds’ Security Practices

The Funds maintain appropriate physical, electronic and procedural safeguards designed to guard your nonpublic personal information. The Funds’ internal data security policies restrict access to your nonpublic personal information to authorized employees, who may use your nonpublic personal information for Fund business purposes only.

Although the Funds strive to protect your nonpublic personal information, they cannot ensure or warrant the security of any information you provide or transmit to them, and you do so at your own risk. In the event of a breach of the confidentiality or security of your nonpublic personal information, the Funds will attempt to notify you as necessary so you can take appropriate protective steps. If you have consented to the Funds using electronic communications or electronic delivery of statements, they may notify you under such circumstances using the most current email address you have on record with them.

In order for the Funds to provide effective service to you, keeping your account information accurate is very important. If you believe that your account information is incomplete, not accurate or not current, or if you have questions about the Funds’ privacy practices, write the Funds using the contact information on your account statements, email the Funds by clicking on the Contact Us section of the Funds’ website at www.leggmason.com, or contact the Fund at 1-877-721-1926.

Revised April 2011

NOT PART OF THE ANNUAL REPORT

www.leggmason.com/individualinvestors

©2013 Legg Mason Investor Services, LLC Member FINRA, SIPC

FD02330 6/13 SR13-1925

ITEM 2.	CODE OF ETHICS.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Trustees of the registrant has determined that Jerry A. Viscione possesses the technical attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify as an “audit committee financial expert,” and has designated Mr. Viscione as the Audit Committee’s financial expert. Mr. Viscione is an “independent” Trustees pursuant to paragraph (a)(2) of Item 3 to Form N-CSR.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

a) Audit Fees. The aggregate fees billed in the last two fiscal years ending April 30, 2012 and April 30, 2013 (the “Reporting Periods”) for professional services rendered by the Registrant’s principal accountant (the “Auditor”) for the audit of the Registrant’s annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $29,200 in 2012 and $22,600 in 2013.

b) Audit-Related Fees. The aggregate fees billed in the Reporting Period for assurance and related services by the Auditor that are reasonably related to the performance of the Registrant’s financial statements were $0 in 2012 and $0 in 2013.

In addition, there were no Audit-Related Fees billed in the Reporting Period for assurance and related services by the Auditor to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Legg Mason Partners Equity Trust (“service affiliates”), that were reasonably related to the performance of the annual audit of the service affiliates. Accordingly, there were no such fees that required pre-approval by the Audit Committee for the Reporting Period.

(c) Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice and tax planning (“Tax Services”) were $3,400 in 2012 and $3,300 2013. These services consisted of (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments, and (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held.

There were no fees billed for tax services by the Auditors to service affiliates during the Reporting Periods that required pre-approval by the Audit Committee.

d) All Other Fees. There were no other fees billed in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) and (c) of this Item 4 for the Legg Mason Partners Equity Trust.

All Other Fees. There were no other non-audit services rendered by the Auditor to Legg Mason Partners Fund Advisors, LLC (“LMPFA”), and any entity controlling, controlled by or under common control with LMPFA that provided ongoing services to Legg Mason Partners Equity Trust requiring pre-approval by the Audit Committee in the Reporting Period.

(e) Audit Committee’s pre–approval policies and procedures described in paragraph (c) (7) of Rule 2-01 of Regulation S-X.

(1) The Charter for the Audit Committee (the “Committee”) of the Board of each registered investment company (the “Fund”) advised by LMPFA or one of their affiliates (each, an “Adviser”) requires that the Committee shall approve (a) all audit and permissible non-audit services to be provided to the Fund and (b) all permissible non-audit services to be provided by the Fund’s independent auditors to the Adviser and any Covered Service Providers if the engagement relates directly to the operations and financial reporting of the Fund. The Committee may implement policies and procedures by which such services are approved other than by the full Committee.

The Committee shall not approve non-audit services that the Committee believes may impair the independence of the auditors. As of the date of the approval of this Audit Committee Charter, permissible non-audit services include any professional services (including tax services), that are not prohibited services as described below, provided to the Fund by the independent auditors, other than those provided to the Fund in connection with an audit or a review of the financial statements of the Fund. Permissible non-audit services may not include: (i) bookkeeping or other services related to the accounting records or financial statements of the Fund; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, the Adviser and any service providers controlling, controlled by or under common control with the Adviser that provide ongoing services to the Fund (“Covered Service Providers”) constitutes not more than 5% of the total amount of revenues paid to the independent auditors during the fiscal year in which the permissible non-audit services are provided to (a) the Fund, (b) the Adviser and (c) any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund during the fiscal year in which the services are provided that would have to be approved by the Committee; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.

(2) For the Legg Mason Partners Equity Trust, the percentage of fees that were approved by the audit committee, with respect to: Audit-Related Fees were 100% and 100% for 2012 and 2013; Tax Fees were 100% and 100% for 2012 and 2013; and Other Fees were 100% and 100% for 2012 and 2013.

(f) N/A

(g) Non-audit fees billed by the Auditor for services rendered to Legg Mason Partners Equity Trust, LMPFA and any entity controlling, controlled by, or under common control with LMPFA that provides ongoing services to Legg Mason Partners Equity Trust during the reporting period were $0 in 2013.

(h) Yes. Legg Mason Partners Equity Trust’s Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Accountant’s independence. All services provided by the Auditor to the Legg Mason Partners Equity Trust or to Service Affiliates, which were required to be pre-approved, were pre-approved as required.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

a)	The independent board members are acting as the registrant’s audit committee as specified in Section 3(a)(58)(B) of the Exchange Act. The Audit Committee consists of the following Board members:

Paul R. Ades

Andrew L. Breech

Dwight B. Crane

Frank G. Hubbard

Howard J. Johnson

Jerome H. Miller

Ken Miller

John J. Murphy

Thomas F. Schlafly

Jerry A. Viscione

b)	Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a) (1) Code of Ethics attached hereto.

Exhibit 99.CODE ETH

(a) (2) Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.CERT

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Legg Mason Partners Equity Trust

By:	/s/ Kenneth D. Fuller
Kenneth D. Fuller Chief Executive Officer
Legg Mason Partners Equity Trust

Date: June 25, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Kenneth D. Fuller
Kenneth D. Fuller Chief Executive Officer
Legg Mason Partners Equity Trust

Date: June 25, 2013

By:	/s/ Richard F. Sennett
Richard F. Sennett
Principal Financial Officer
Legg Mason Partners Equity Trust

Date: June 25, 2013